                                                                    EXHIBIT 10.2

                                                          DRAFT: August 30, 2001

                                 CERTICOM CORP.

                                       and

                      COMPUTERSHARE TRUST COMPANY OF CANADA

                                   AS TRUSTEE

        =================================================================


                                 TRUST INDENTURE

        =================================================================






  $13,500,000 aggregate principal amount of 7.25% Senior Convertible Unsecured

                   Subordinated Debentures Due August 30, 2004




                                 August 30, 2001

          THIS TRUST INDENTURE is made as of August 30, 2001

B E T W E E N:

                    CERTICOM CORP.,
                    a corporation existing under the laws of the Yukon Territory,
                    (hereinafter referred to as the "Corporation")


                                     - and -

                    COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company existing under the laws of Canada and duly authorized to carry on the business of a trust company in each province of Canada

                    (hereinafter referred to as the "Trustee")


          WHEREAS the Corporation is desirous of creating and issuing Debentures, as defined in, and the issuance of which is provided for by, this trust indenture;

          AND WHEREAS the Corporation, under the laws relating thereto, is duly authorized to create and issue the Debentures to be issued as herein provided to evidence indebtedness of the Corporation existing on the date hereof or incurred by the Corporation at any time hereafter;

          AND WHEREAS all necessary resolutions of the directors of the Corporation have been duly passed and other proceedings taken and conditions complied with to make the creation and issue of the Debentures proposed to be issued hereunder and this trust indenture and the execution thereof and hereof legal, valid and effective;

          AND WHEREAS the foregoing recitals are made as representations and statements of fact by the Corporation and not by the Trustee;

          NOW THEREFORE THIS INDENTURE WITNESSETH and it is hereby covenanted, agreed and declared as follows:

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                                      -2-

                                   ARTICLE 1
                                 INTERPRETATION

1.1       Definitions

          In this Trust Indenture, unless there is something in the subject matter context inconsistent therewith:

"Affiliate" has the meaning ascribed to such term in the Business Corporations Act (Ontario);

"Associate" has the meaning ascribed to such term in the Business Corporations Act (Ontario);

"Authorized Investments" means short-term interest bearing or discount debt obligations issued or guaranteed by the Government of Canada or a Province or a Canadian chartered bank (which may include an affiliate or related party of the Trustee) provided that each such obligation is rated at least R-1 (middle) by Dominion Bond Rating Service Limited or any equivalent rating by CBRS Inc.;

"Business Day" means any Monday, Tuesday, Wednesday, Thursday or Friday which is a day on which banking institutions in Toronto, Ontario and Hayward, California are generally open for business and are not authorized or obligated by law to close;

"Capital Reorganization" has the meaning attributed to such term in subsection 4.3(e);

"Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designed, whether voting or non-voting) in the equity of such Person, whether now outstanding or issued after the date of this Indenture;

"Certificate of the Corporation" means an instrument signed in the name of the Corporation by any one of the Chief Executive Officer, the Chief Financial Officer or any Vice President of the Corporation certifying the matters specified therein;

"Change of Control" means the occurrence of (i) a Person, including the Person's Affiliates and Associates, becoming the beneficial owner of directly or indirectly, or, exercising control or direction over, Common Shares carrying in excess of 50.1% of the total voting rights attached to the Common Shares; or
(ii) the Corporation consolidating or amalgamating with, or merging with or into, another Person or selling, assigning, conveying, transferring, leasing or otherwise disposing of all or substantially all of its assets to any Person, or any Person consolidating or amalgamating with, or merging with or into, the Corporation, in any such event pursuant to a transaction in which any of the outstanding Common Shares are converted into or exchanged for cash, securities or other property, other than any such transaction in which the outstanding Common Shares are converted into or exchanged for, or the assets of the Corporation are exchanged for, voting securities or securities exchangeable at the option of the holder into voting securities of the surviving or transferee Person constituting a majority of such voting securities (giving effect to such issuance and the exercise of any rights to exchange such securities into voting securities);

"Change of Control Date" means the date on which a Change of Control occurs;

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                                      -3-

"Common Shares" means the common shares in the capital of the Corporation, as such shares exist at the close of business on the date of execution and delivery of this Indenture; provided that, in the event of a subdivision, redivision, reduction, combination or consolidation thereof, or successive such subdivisions, redivisions, reductions, combinations or consolidations, then, subject to adjustments, if any, having been made in accordance with section 4.3, "Common Shares" shall thereafter mean the shares resulting from such subdivision, redivision, reduction, combination or consolidation;

"Common Share Reorganization" has the meaning attributed to such term in subsection 4.3 (b);

"Contingent Obligation" shall mean, as to any Person, any obligation, whether secured or unsecured, of such Person guaranteeing or indemnifying, or in effect guaranteeing or indemnifying, for any indebtedness, leases, dividends, letters of credit or other monetary obligations (the "primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including any obligation of such Person as an account party in respect of a letter of credit or letter of guarantee issued to assure payment by the primary obligor of any such primary obligation and any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds for the purchase or payment of any such primary obligation or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the obligee under any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the obligee under such primary obligation against loss in respect of such primary obligation; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business;

"Conversion Price" means the dollar amount for which each Common Share may be issued from time to time upon the conversion of Debentures in accordance with
Article 4;

"Convertible Notes" means the 7.25% convertible notes of the Corporation issued pursuant to the convertible note trust indenture dated as of August 30, 2001 between the Corporation and Computershare Trust Company of Canada;

"Corporation" means Certicom Corp., until a successor shall have become such pursuant to Article 9, and thereafter "Corporation" shall mean such successor (or any successor thereto which shall have become such pursuant to Article 9);

"Counsel" means a barrister or solicitor or firm of barristers and solicitors retained by the Trustee, who may be counsel to the Corporation, or retained by the Corporation and acceptable to the Trustee;

"Credit Document" has the meaning attributed to such term in section 5.6;

"Current Market Price" at any date means the weighted average trading price per share of the Common Shares during the 20 consecutive trading days ending five trading days before such

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                                      -4-

date on the TSE, or, if the Common Shares are not listed thereon, on such stock exchange or quotation system on which the shares are listed or quoted as may be selected for such purpose by the Directors or, if the Common Shares are not listed on any stock exchange or quoted on any quotation system, then on the over-the-counter market selected for such purpose by the Directors;

"Date of Conversion" has the meaning attributed to such term in subsection
4.2(b);

"Debentures" means the 7.25% Senior Convertible Unsecured Subordinated Debentures due August 30, 2004 issued hereunder;

"Debentureholders" or "Holders" means the Persons for the time being entered in the registers hereinafter mentioned as holders of Debentures;

"Debentureholders' Request" means an instrument signed in one or more counterparts by the Holders of not less than 25% in principal amount of the outstanding Debentures requesting the Trustee to take or refrain from taking the action or proceeding specified therein;

"Debt" shall mean, at any time:

     (a) all items which would then be classified as a liability on a consolidated balance sheet of the Corporation or in the notes thereto; and

     (b) to the extent not otherwise included as Debt pursuant to the provisions of paragraph (a) of this definition, without duplication, any item which is

          (i) an obligation of the Corporation or any of its Subsidiaries in respect of borrowed money or for the deferred purchase price of property or services or an obligation of the Corporation which is evidenced by a note, bond, debenture or other similar instrument,

          (ii) a transfer with recourse or with an obligation to repurchase, to the extent of the liability of the Corporation or any of its Subsidiaries with respect thereto,

          (iii) an obligation secured by any Lien on any property of the Corporation or any of its Subsidiaries to the extent attributable to its respective interest in such property, even though it has not assumed or become liable for the payment thereof,

          (iv) an obligation of the Corporation or any of its Subsidiaries arising in connection with an acceptance facility or letter of credit or letter of guarantee issued by or for the account of the Corporation or any of its Subsidiaries, or

          (v) a Contingent Obligation of the Corporation or any of its Subsidiaries to the extent that the primary obligation so guaranteed is not otherwise classified as a liability on the consolidated balance sheet of the Corporation, provided, however, that there shall not be included for the purpose of this definition any item which is on account of (w) issued share capital or surplus,
(x) reserves for deferred income taxes or general contingencies, (y) minority interests in Subsidiaries, or (z) trade debt;

"Director" means a director of the Corporation for the time being and "Directors" means the board of directors of the Corporation or, whenever duly empowered, the executive committee (if any) of the board of directors of the Corporation or the managing director of the Corporation for the time being, and reference to action by the Directors means action by the directors as a board or action by the executive committee of the board as a committee or action by the managing director as the case may be;

"Dividends Paid in the Ordinary Course" means dividends paid on the Common Shares in any financial year of the Corporation, whether in (i) cash, (ii) shares of the Corporation, (iii) rights, options or warrants to purchase any shares, property or other assets of the Corporation (but excluding rights, options or warrants referred to in subsection 4.3(b)(i) or (ii)), or (iv) property or other assets of the Corporation, in each case to the extent that the amount or value of such dividends in the aggregate does not exceed the greater of:

     (c) 150% of the aggregate amount or value of dividends paid by the Corporation on the Common Shares in its immediately preceding financial year; or

     (d) 100% of the consolidated net income of the Corporation (before extraordinary items but after dividends payable on all shares ranking prior to or on a parity with the Common Shares with respect to the payment of dividends) for its immediately preceding financial year, determined in accordance with generally accepted accounting principles;

and for the purpose of the foregoing where any dividend is paid, otherwise than in cash, any securities, property or other assets so distributed by way of dividend shall be valued at the fair market value of such securities, property or other assets, as the case may be, as determined by the Directors, which determination shall be conclusive;

"dollars" or "$" shall mean references to Canadian dollars;

"Event of Default" has the meaning attributed to such term in section 7.1;

"Extraordinary Resolution" has the meaning attributed to such terms in sections
10.12 and 10.15;

"Foregone Interest" means, in respect of a Debenture, an amount per Debenture equal to the interest payable on the Debenture that would have accrued to the Holder of such Debenture without giving effect to the provisions of subsection 2.6(b) from and including the Change of Control Date to but not including August 30, 2003; "generally accepted accounting principles" means generally accepted accounting principles in effect from time to time in Canada as applied by the Corporation in the preparation of its consolidated financial statements;

"Indenture Legislation" has the meaning attributed to such term in such subsection 12.1(a);

"Lien" means any lien, encumbrance, mortgage, pledge, charge, security interest or other encumbrance;

"Maturity Date" means August 30, 2004; "NASDAQ" means the Nasdaq National
Market;

"Offer to Purchase" means an offer to purchase Debentures by the Corporation from the Holders in accordance with section 3.16 hereof;

"Offer to Purchase Price" has the meaning attributed to such term in section
3.16;

"Payment Date" has the meaning attributed to such term in subsection 3.16(c);

"Permitted Secured Debt" means, with respect to the Corporation or any of its
Subsidiaries:

          (i) indebtedness (other than trade debt) created, incurred, assumed or guaranteed, for moneys borrowed or raised by whatever means (including, without limitation, by means of commercial paper, bankers' acceptances, debt instruments, bank debt and financial leases, and any liability evidenced by bonds, debentures, notes or similar instruments);

          (ii) indebtedness created, incurred, assumed or guaranteed after the date of this Indenture to finance the cost of the acquisition by the Corporation or any of its Subsidiaries of any assets or services;

          (iii) any guarantee of any indebtedness of a type described in clause
                (i) or (ii); and

          (iv) renewals, extensions or refunds of any indebtedness or guarantee referred to in clauses (i), (ii) or (iii);

provided that, in each case, such indebtedness or guarantee is secured by a Lien and such Lien has been created or granted for bona fide purposes of the Corporation or any of its Subsidiaries and not for the purpose of avoiding the Corporation's obligations under section 6.9;

"Person" means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, government or governmental authority or entity, however designated or constituted;

"Redemption Price" has the meaning attributed to such term in section 3.1;

"Restricted Debenture" has the meaning attributed to such term in section 2.12;

"Rights Offering" and "Rights Period" have the meanings attributed to such terms in subsection 4.3(c);

"Rights Offering Price" has the meaning attributed to such term in subsection 4.3(f);

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                                      -7-

"Special Distribution" has the meaning attributed to such term in subsection 4.3(d);

"Subsidiary" means, with respect to any Person, (i) a corporation of which such Person and its other Subsidiaries or any of them own an aggregate number of the Voting Stock of such corporation sufficient to enable them to elect a majority of the directors (or other Persons performing similar functions) of such corporation regardless of the manner in which the other Voting Stock are voted,
(ii) a corporation of which a Person and its other Subsidiaries or any of them have, through the operation of any agreement or otherwise, the ability to elect or cause the election of a majority of the directors (or other Persons performing similar functions) or otherwise who exercise control over the management and policies of such corporation; provided however, that in the case of the Corporation and its Subsidiaries, the definition of "Subsidiary" shall include corporations in which the Corporation and/or its Subsidiaries own, directly or indirectly, 50% or more of the Voting Stock of such corporation.

"Successor Person" has the meaning attributed to such term in subsection 9.1(a);

"this Indenture", "this Trust Indenture", "hereto", "hereby", "hereunder", "hereof", "herein" and similar expressions refer to this indenture and not to any particular Article, section, subsection, paragraph, clause or other portion hereof, and include any and every supplemental indenture; and "supplemental indenture" and "indenture supplemental hereto" include any and every instrument which amends this indenture or is supplemental or ancillary hereto or in implementation hereof;

"Time of Expiry" has the meaning attributed to such term in section 4.1(a);

"trade debt" means all unsecured debt of the Corporation incurred in connection with the purchase of goods or services in the ordinary course of business;

"Trading Day" means a day on which the facilities of the TSE are available for trading of securities listed on the TSE;

"Trustee" means Computershare Trust Company of Canada and its successors for the time being in the trusts hereby created;

"TSE" means The Toronto Stock Exchange;

"U.S. Person" means a U.S. Person as that term is defined in Regulation S of the U.S. Securities Act;

"U.S. Securities Act" means the United States Securities Act of 1933, as amended;

"Voting Stock" means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of voting members of the governing body of such Person; and

"Written Order of the Corporation", "Written Request of the Corporation" and "Written Direction of the Corporation" mean, respectively, an order, a request or a direction signed in the name of the Corporation by the Chief Executive Officer, Chief Financial Officer or any Vice President of the Corporation, and may consist of one or more instruments so executed.

Words importing the singular include the plural and vice versa and words importing the masculine gender include the feminine gender and vice versa.

1.2       Meaning of "outstanding" for Certain Purposes
          ---------------------------------------------

Every Debenture certified and delivered by the Trustee hereunder shall be deemed to be outstanding until it shall be cancelled or delivered to the Trustee for cancellation, or a new Debenture shall be issued in substitution therefor in accordance with the provisions hereof, or moneys for the payment thereof shall be set aside under Article 8, provided that:

     (a) where a new Debenture has been issued in substitution for a Debenture which has been lost, stolen or destroyed, only one of such Debentures shall be counted for the purpose of determining the aggregate principal amount of Debentures outstanding;

     (b) Debentures which have been partially redeemed or purchased shall be deemed to be outstanding only to the extent of the unredeemed or unpurchased part of the principal amount thereof;

     (c) Debentures in respect of which a notice of redemption has been given in accordance with Article 3, in whole or in part, shall to such extent, not be considered to be outstanding from and after the date fixed for redemption in such notice unless the Corporation shall fail to deposit with the Trustee the Redemption Price in respect thereof as provided in section 3.6; and

     (d) for the purpose of any provision of this Indenture entitling Holders of outstanding Debentures to vote, sign consents, requests or other instruments or take other action under this Indenture, Debentures owned legally or equitably by the Corporation or any Subsidiary shall be disregarded, except that:

          (i) for the purpose of determining whether the Trustee shall be protected in relying on any such vote, consent, request or other instrument or action, only the Debentures of which the Trustee has received actual written notice that they are so owned shall be so disregarded; and

          (ii) Debentures so owned which have been pledged in good faith other than to the Corporation or a Subsidiary shall not be so disregarded if the pledgee shall establish, to the satisfaction of the Trustee, the pledgee's right to vote such Debentures in his discretion free from the control of the Corporation or such Subsidiary.

1.3       Interpretation Not Affected by Headings, etc.
          --------------------------------------------

          The division of this Indenture into Articles, sections, subsections and paragraphs, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture.

1.4       Statute References
          ------------------

          Any reference in this Indenture to a statute shall be deemed to be a reference to such statute as amended, re-enacted or replaced from time to time.

1.5       Non-Business Days
          -----------------

          Whenever any payment to be made hereunder shall be due, any period of time would begin or end, any calculation is to be made or any other action is to be taken, on or as of a day other than a Business Day, such payment shall be made, such period of time shall begin or end, such calculation shall be made and such other actions shall be taken, as the case may be, unless otherwise specifically provided for herein, on or as of the next succeeding Business Day.

1.6       Invalidity of Provisions
          ------------------------

          Each of the provisions contained in this Indenture or the Debentures is distinct and severable and a declaration of invalidity or unenforceability of any such provision by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof or thereof.

1.7       Governing Law
          -------------

          This Indenture and the Debentures shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated in all respects as Ontario contracts.

1.8       Paramountcy
          -----------

          In the event of any inconsistency between the provisions of any section of this Indenture and the provisions of Schedule "A" which forms a part hereof, the provisions of this Indenture shall prevail.

                                   ARTICLE 2
                                 THE DEBENTURES

2.1       Limitation on Issue and Designation
          -----------------------------------

          The aggregate principal amount of Debentures which may be issued and certified hereunder shall consist of and be limited to $13,500,000 in lawful money of Canada and such Debentures are hereby designated 7.25% Senior Convertible Unsecured Subordinated Debentures due August 30, 2004.

2.2       Terms of Debentures
          -------------------

     (a) The Debentures shall be dated August 30, 2001, regardless of their actual date of issue, shall mature and become due and payable on the Maturity Date and shall bear interest (subject to section 2.6) from and including August 30, 2001 at the rate of 7.25% per annum (after as well as before default or judgment, with interest on amounts in default at the same rate) payable in arrears in equal semi-annual instalments on February 28 and August 30 in each year, the first such payment to be made on February 28, 2002 for the period from and including August 30, 2001 to but excluding February 28, 2002.

     (b) As interest becomes due on the Debentures (except interest payable at maturity or on redemption or purchase pursuant to an Offer to Purchase or conversion which shall be paid upon surrender of a Debenture for payment), the Corporation shall, at least three Business Days prior to each date on which interest becomes due, forward or cause to be forwarded by first class mail, postage prepaid, to the registered address of each registered Holder for the time being, or in the case of joint registered Holders to the registered address of one of the joint Holders, a cheque for such interest (less any tax required by law to be deducted) payable to or to the order of such Holder or Holders and negotiable at par at any branch in Canada of such Canadian chartered bank as may be designated by the Corporation. The Corporation may make provision for the making of any such payment in such other manner as is acceptable to the Trustee. Subject to the provisions of this Indenture, the mailing of such cheque or the making of such payment in such other manner shall satisfy and discharge all liability for interest on the Debentures to the extent of the sum represented thereby (plus the amount of any tax so deducted from such interest payment) unless such cheque shall not be paid upon presentation to any such branch.

     (c) Interest for any period other than a semi-annual period on the Debentures shall accrue from day to day and shall be calculated on the basis of the actual number of days elapsed and on the basis of a year of 365 days or 366 days in a leap year.

     (d) Subject to sections 3.9 and 3.18, the principal amount, interest and Foregone Interest, if any, due and evidenced by the Debentures on maturity, redemption, purchase pursuant to an Offer to Purchase or conversion, as the case may be, will be made payable in lawful money of Canada, against surrender of such Debentures by the respective Holders thereof at any of the places at which a register is maintained pursuant to section 2.8.

2.3      Form and Execution of Debentures
         --------------------------------

     (a) The Debentures shall be issued only as fully registered Debentures in denominations of $1,000 and integral multiples of $1,000.

     (b) The Debentures and the certificate of the Trustee endorsed thereon shall be substantially in the form set out in Schedule "A" to this Indenture with such appropriate additions, deletions, substitutions and variations as the Trustee may approve and shall bear such distinguishing letters and numbers as the Trustee may approve, such approval of the Trustee to be conclusively evidenced by its certification of the Debentures.

     (c) The Debentures may be engraved, printed or lithographed, or partly in one form and partly in another, as the Corporation may determine.

     (d) The Debentures shall be signed (either manually or by facsimile signature) by any two (2) directors or officers of the Corporation. A signature upon any of the Debentures shall for all purposes of this Indenture be deemed to be the signature of the individual whose signature it purports to be and to have been signed at the time such signature (either manual or in facsimile) may appear on the Debentures and notwithstanding that any individual whose signature (either manual or in facsimile) may appear on the Debenture is not, at the date of this Indenture or at the date of the Debentures or at the date of the certifying and delivery thereof, the Chief Executive Officer, the Chief Financial Officer, a Vice-President or the Secretary, as the case may be, of the Corporation, such Debentures shall be valid and binding upon the Corporation and entitled to the benefits of this Indenture.

2.4      Issue of Debentures
         -------------------

     (a) Debentures in the aggregate principal amount of $13,500,000 in lawful money of Canada may forthwith and from time to time be executed by the Corporation and delivered to the Trustee and shall be certified by the Trustee and delivered to or to the order of the Corporation pursuant to a Written Order of the Corporation, without the Trustee receiving any consideration therefor.

     (b) Where Debentures are registered in more than one name, the principal amount, interest and Foregone Interest, if any, from time to time payable in respect thereof shall be paid by cheque payable to the order of all such Holders (unless the Corporation has elected to satisfy such amounts in any other manner permitted under this Indenture), unless the Corporation has received written instructions from them to the contrary, and the receipt of any one of such Holders therefor shall be a complete discharge to the Trustee, any registrar of Debentures and the Corporation.

2.5      Certification
         -------------

     (a) No Debenture shall be issued or, if issued, shall be obligatory or shall entitle the Holder thereof to the benefits of this Indenture until it has been certified by manual signature by or on behalf of the Trustee substantially in the form set out in Schedule "A" hereto or in some other form approved by the Trustee, whose approval shall be conclusively evidenced by the certification thereof. Such certificate on any Debenture shall be conclusive evidence that such Debenture is duly issued and is a valid obligation of the Corporation and that the Holder is entitled to the benefits of this Indenture.

     (b) The certificate of the Trustee on any Debenture issued hereunder shall not be construed as a representation or warranty by the Trustee as to the validity of this Indenture or of the Debentures (except the due certification thereof and any other warranties implied by law) or as to the performance by the Corporation of its obligations under this Indenture and the Trustee shall in no respect be liable or answerable for the use made of the Debentures or any of them or the proceeds thereof

2.6      Concerning Interest
         -------------------

     (a) Every Debenture, whether issued originally or in exchange for other Debentures, shall bear interest from and including August 30, 2001 or from and including the last interest payment date to which interest shall have been paid or made available for payment on the Debentures, whichever shall be later.

     (b) Interest on each Debenture shall cease to accrue from the earliest of
(i) the Maturity Date; or (ii) if such Debenture is called for redemption, the date fixed for redemption; or (iii) if such Debenture is converted, the date stipulated in subsection 4.2(d); or (iv) if a Change of Control occurs prior to August 30, 2003, the Change of Control Date; or (v) if a Change of Control occurs on or after August 30, 2003, the date of purchase pursuant to an Offer to Purchase, unless, upon due presentation and surrender thereof for payment on or after the Maturity Date, the date of redemption or the date of conversion or the date of purchase pursuant to an Offer to Purchase, as the case may be, such payment is improperly withheld or refused by or on behalf of the Corporation.

     (c) Wherever in this Indenture or the Debentures there is mention, in any context, of the payment of interest, such mention shall be deemed to include the payment of interest on amounts in default to the extent that, in such context, such interest is, was or would be payable pursuant to section 2.2, and express mention of interest on amounts in default in any of the provisions hereof shall not be construed as excluding such interest in those provisions hereof where such express mention is not made.

     (d) All interest accrued and not paid on a Convertible Note exercised into a Debenture shall be paid in the manner specified herein as if such interest had accrued and was payable on such Debenture on the first interest payment date following the exercise of such Convertible Note to the person entitled to interest on such Debenture on such date.

2.7      Debentures to Rank Equally
         --------------------------

         The Debentures may be issued in such amounts, to such Persons and on such terms not inconsistent with the provisions of this Indenture as the Directors may determine. Each Debenture as soon as issued or negotiated shall, subject to the terms hereof, be equally and rateably entitled to the benefits hereof as if all the Debentures had been issued and negotiated simultaneously.

2.8      Registration of Debentures
         --------------------------

     (a) The Corporation shall, at all times while any Debentures are outstanding, cause to be kept by and at the principal office of the Trustee in the City of Toronto, Ontario a central register, and in such other place or places, by the Trustee or by such other registrar or registrars, if any, as the Corporation with the approval of the Trustee may designate, branch registers in which shall be entered the names and latest known addresses of the Holders of Debentures and the other particulars, as prescribed by law, of the Debentures held by them respectively and of all transfers of Debentures. Such registration shall be noted on the Debentures by the Trustee or other registrar. No transfer of a Debenture shall be effective as against the Corporation unless made on one of the appropriate registers by the Debentureholder or his executors or administrators or other legal representatives or his or their attorney duly appointed by an instrument in form and execution satisfactory to the Trustee or other registrar and upon compliance with such reasonable requirements as the Trustee or other registrar may prescribe, and unless the name of the transferee shall have been duly noted on such register by the Trustee or other registrar.

     (b) The registers referred to in this section shall at all reasonable times, during the regular business hours of the offices of the Trustee or other registrar, as applicable, be open for inspection by the Corporation, the Trustee and any Debentureholder.

     (c) A Debentureholder may at any time and from time to time have a Debenture transferred at any of the places at which a register is kept pursuant to the provisions of this section 2.8 upon surrender of such Debenture to the Trustee at its principal stock transfer office in the City of Toronto, together with the assignment form annexed to such Debenture or any other written notice in form and substance satisfactory to the Trustee, in either case duly executed by the Holder or the Holder's executors or administrators or other legal representatives or his or her attorney duly appointed by an instrument in writing and in form and substance satisfactory to the Trustee, exercising the Holder's right to transfer such Debenture in accordance with the provisions of this Article 2, and in accordance with such reasonable regulations as the Trustee may prescribe. A Debentureholder may at any time and from time to time have the registration of a Debenture transferred from the register in which the registration thereof appears to another register maintained in another place authorized for that purpose under the provisions of this Indenture upon payment of a reasonable fee to be fixed by the Trustee.

     (d) Neither the Corporation nor the Trustee nor any registrar shall be required to transfer or exchange any Debentures (i) on any date on which interest is payable on the Debentures or during the 15 Business Days immediately preceding any such date; or (ii) on the date of redemption fixed in accordance with the terms of this Indenture or during the 15 Business Days immediately preceding any such date; or (iii) on any Payment Date or during the 5 Business Days immediately preceding the Payment Date; or (iv) selected or called for redemption in whole or in part thereof.

     (e) None of the Trustee, any registrar for any of the Debentures or the Corporation shall be charged with notice of or be bound to see the execution of any trust, whether express, implied or constructive, in respect of any Debenture and may transfer any Debenture on the direction of the Holder thereof, whether named as trustee or otherwise, as though that Person were the beneficial owner thereof.

     (f) Except in the case of the central register required to be kept at the City of Toronto, the Corporation shall have power at any time to close any branch register and in that event it shall transfer the records thereof to another existing register or to a new register and thereafter such Debentures shall be deemed to be registered on such existing or new register, as the case may be. In the event that the register in any place is closed and the records transferred to a register in another place, notice of such change shall be given to the Debentureholders registered in the register so closed and the particulars of such change shall be recorded in the central register required to be kept in the City of Toronto.

     (g) Every registrar shall, when requested to do so in writing by the Corporation or the Trustee, furnish the Corporation or the Trustee, as the case may be, with a list of the names and addresses of the Holders of Debentures entered on the registers maintained by such registrar and showing the principal amounts and serial numbers of the Debentures held by each such Holder.

2.9      Ownership of Debentures
         -----------------------

     (a) The person in whose name any Debenture shall be registered shall be deemed to be the absolute owner thereof for all purposes of this Indenture and payment of or on account of the principal amount, interest and Foregone Interest, if any, evidenced by such Debenture shall be made only to or upon the order in writing of the Holder thereof and such payment shall be a complete discharge to the Trustee, any registrar of Debentures and the Corporation for the amounts so paid.

     (b) The Holder for the time being of any Debenture shall be entitled to the principal amount, interest and Foregone Interest, if any, evidenced by such Debenture, free from all equities or rights of set-off or counterclaim between the Corporation and the original or any intermediate Holder thereof (except any equities of which the Corporation is required to take notice by law or by order of a court of competent jurisdiction) and all Persons may act accordingly and a transferee of a Debenture shall, after the appropriate form of transfer is lodged with the Trustee or other registrar of Debentures and upon compliance with all other conditions in that behalf required by this Indenture or by any conditions contained in such Debenture or by law, be entitled to be entered on the appropriate register or on any one of the appropriate registers as the owner of such Debenture free from all equities or rights of set-off or counterclaim between the Corporation and the transferor or any previous Holder thereof, save in respect of equities of which the Corporation is required to take notice by law or by order of a court of competent jurisdiction.

2.10     Exchange of Debentures
         ----------------------

     (a) Subject to Section 2.8(d), Debentures of any denomination may be exchanged for Debentures of any other authorized denomination or denominations, any such exchange to be for Debentures of an equivalent aggregate principal amount, and at the expense of the Debentureholder. Exchanges of Debentures may be made at the principal offices of the Trustee in the City of Toronto and at such other locations where registers for the Debentures are maintained. Any Debentures tendered for exchange shall be surrendered to the Trustee and shall be cancelled. The Corporation shall execute, and the Trustee shall certify, all Debentures necessary to carry out such exchanges.

     (b) Debentures issued in exchange for Debentures which at the time of such issue have been selected or called for redemption at a later date shall be deemed to have been selected or called for redemption in the same manner and shall have noted thereon a statement to such effect (which statement shall be provided by counsel to the Corporation upon the request of the Trustee).

     (c) Except as otherwise provided herein, upon any exchange of Debentures of any denomination for Debentures of any other authorized denominations and upon any transfer of

Debentures, the Trustee or other registrar of Debentures may make a sufficient charge to reimburse it for any stamp tax, security transfer tax or other governmental charge required to be paid, and in addition a reasonable charge for its services for each Debenture exchanged or transferred, and payment of such charge shall be made by the party requesting such exchange or transfer as a condition precedent thereto.

2.11     Replacement of Debentures
         -------------------------

         If any Debenture shall become mutilated or be lost, stolen or destroyed and in the absence of notice that such Debenture has been acquired by a good faith purchaser within the meaning of the Business Corporations Act (Ontario), the Corporation shall, subject to the applicant for a new Debenture complying with the provisions of this section 2.12, issue, and thereupon the Trustee shall certify and deliver to such applicant, a new Debenture upon surrender and cancellation of the mutilated Debenture, or, in the case of a lost, stolen or destroyed Debenture, in lieu of and in substitution for the same, and the new Debenture shall be in a form approved by the Trustee and shall be entitled to the benefits of this Indenture equally with all other Debentures issued or to be issued hereunder. In cases of loss, theft or destruction, the applicant for a new Debenture shall furnish to the Corporation and to the Trustee such evidence of such loss, theft or destruction as shall be satisfactory to them in their discretion and shall also furnish an indemnity in amount and form satisfactory to them in their discretion. The applicant shall pay all expenses incidental to the issuance of any such new Debenture.

2.12     U.S. Legend
         -----------

     (a) The Debentures have not been and will not be registered under the U.S. Securities Act and may not be sold or otherwise transferred except pursuant to sales or other transfers that satisfy the requirements of Rule 904 of Regulation S under the U.S. Securities Act. Each Debenture certificate originally issued in the United States or to, or for the account of, a U.S. Person, and each Debenture certificate issued in exchange therefor or in substitution thereof (each a "Restricted Debenture") shall bear the following legend:

         "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF CERTICOM CORP. THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY
         (A) TO CERTICOM CORP., (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR (D) IN COMPLIANCE WITH CERTAIN OTHER PROCEDURES SATISFACTORY TO CERTICOM CORP. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY" MAY BE OBTAINED FROM COMPUTERSHARE TRUST COMPANY OF CANADA UPON

     DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO COMPUTERSHARE TRUST COMPANY OF CANADA AND THE CORPORATION TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT;"

provided, that if the Securities are being sold in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with Canadian local laws and regulations, the legend may be removed by providing a declaration to Computershare Trust Company of Canada, as registrar and transfer agent for the Securities, to the following effect (or as the Corporation may prescribe from time to time):

     The undersigned (A) acknowledges that the sale of the Securities to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and (B) certifies that (1) it is not an "affiliate" (as defined in Rule 405 under the U.S. Securities Act) of Certicom Corp., (2) the offer of such Securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of The Toronto Stock Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States and (3) neither the seller nor any person acting on its behalf engaged in any directed selling efforts in connection with the offer and sale of such Securities. Terms used herein have the meanings given to them by Regulation S;

provided, further, that, if any such Securities are being sold pursuant to Rule 144 of the U.S. Securities Act, the legend may be removed by delivery to Computershare Trust Company of Canada of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, to the effect that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

     (b) Notwithstanding any other provisions of this Indenture, in processing and registering transfers of Debentures, no duty or responsibility whatsoever shall rest upon the Trustee to determine the compliance by any transferor or transferee with the terms of the legend contained in subsection 2.12(a), or with the relevant securities laws or regulations, including, without limitation, Regulation S and the Trustee shall be entitled to assume that all transfers are legal and proper.

                                   ARTICLE 3
             REDEMPTION AND PURCHASE FOR CANCELLATION OF DEBENTURES

3.1      Redemption of Debentures
         ------------------------

         Subject to the provisions of section 3.2, the Debentures shall be redeemable prior to maturity in whole at any time or in part from time to time, at the option of the Corporation (in the manner hereinafter provided and in accordance with and subject to the provisions hereinafter set forth) on the date fixed for redemption at a price per Debenture equal to the principal amount thereof to be redeemed, together with accrued and unpaid interest on the principal amount of the Debenture so redeemed to but not including the date fixed for redemption (such price, including accrued and unpaid interest, at which Debentures may be redeemed being herein referred to as the "Redemption Price").

3.2      Limitation on Redemption
         ------------------------

         Notwithstanding the provisions of section 3.1, the Debentures shall not be redeemable prior to August 30, 2003. On and after August 30, 2003, the Debentures shall not be redeemable unless the Corporation shall have filed with the Trustee, on the day that notice of redemption of such Debentures is first given pursuant to section 3.4, a Certificate of the Corporation certifying that the Current Market Price of the Common Shares on the date on which such notice of redemption is first given was not less than 125% of the Conversion Price in effect on such date.

3.3      Partial Redemption of Debentures
         --------------------------------

     (a) If less than all the outstanding Debentures are to be redeemed, the Corporation shall in each such case, at least 15 days before the date upon which notice of redemption is to be given, notify the Trustee by Written Direction of the Corporation of its intention to redeem such Debentures and of the aggregate principal amount of Debentures to be redeemed. At any time prior to the date upon which the notice of redemption is to be given, the Corporation may revoke such Written Direction of the Corporation by delivering a second Written Direction of the Corporation to the Trustee stating that the Corporation no longer intends to make a partial redemption of the Debentures.

     (b) The Debentures to be redeemed may be selected on a pro rata basis (to the nearest multiple of $1,000) in accordance with the principal amount of Debentures registered in the name of each Holder or may be selected in such other manner as the Trustee may consider equitable, subject to approval or consent of the TSE and any other applicable regulatory approval or consent. For this purpose, the Trustee may make, and from time to time amend, regulations with regard to the manner in which such Debentures may be so selected and regulations so made shall be valid and binding upon the Debentureholders, notwithstanding the fact that, as a result thereof, one or more of such Debentures becomes subject to redemption in part only.

     (c) Debentures in denominations in excess of $1,000 may be selected and called for redemption in part only (such part being $1,000 or an integral multiple thereof) and, unless the context otherwise requires, references to Debentures in this Article 3 shall be deemed to include any such part of the principal amount of Debentures which shall have been so selected and called for redemption. The Holder of any Debenture called for redemption in part only, upon surrender of such Debenture for payment shall be entitled to receive, without expense to such Holder, a new Debenture for the unredeemed part of the Debenture so surrendered, and the Corporation shall execute and the Trustee shall certify and deliver, at the expense of the Corporation, such new Debenture upon receipt of the Debenture so surrendered.

3.4      Notice of Redemption
         --------------------

         Notice of intention to redeem any Debentures shall be given by or on behalf of the Corporation to the Holders of the Debentures which are to be redeemed, not more than 60 days and not less than 30 days prior to the date fixed for redemption in the manner provided in section 11.2. The notice of redemption shall, unless all the Debentures then outstanding are to be redeemed, specify the distinguishing letters and number of the Debentures which are to be redeemed and, if a Debenture is to be redeemed in part only, shall specify that part of the principal amount thereof to be redeemed, and shall specify the redemption date, the Redemption Price and places of payment and shall state that all interest on the Debentures called for redemption shall cease from and after such redemption date.

3.5      Debentures Due on Redemption Dates
         ----------------------------------

     (a) Subject to section 3.6, upon notice having been given as aforesaid, each of the Debentures so called for redemption shall thereupon become due and payable at the Redemption Price and on the redemption date specified in such notice, in the same manner and with the same effect as if it were the Maturity Date, notwithstanding anything contained therein or herein to the contrary, and from and after such redemption date, if the moneys or Common Shares necessary to redeem such Debentures shall have been deposited as hereinafter provided and affidavits or other proof satisfactory to the Trustee as to the mailing of such notices shall have been delivered to it, such Debentures shall not be considered as outstanding hereunder and interest upon such Debentures shall cease to accrue after such date.

     (b) If any question shall arise as to whether notice of redemption or deposit of the redemption moneys or Common Shares has been given or made as provided herein, such question shall be decided by the Trustee whose decision shall be final and binding upon all parties in interest.

3.6      Deposit of Redemption Moneys
         ----------------------------

     (a) Subject to section 3.9, upon Debentures having been called for redemption, the Corporation shall deposit with the Trustee, on or before the redemption date fixed in the relevant notice of redemption, such sums as may be sufficient to pay the Redemption Price of each of the Debentures to be redeemed, together with the estimated charges and expenses to be incurred in connection with such redemption. From the sums so deposited, the Trustee shall pay or cause to be paid to the Holders of the Debentures called for redemption, upon surrender of such Debentures, the Redemption Price to which they are respectively entitled on redemption.

     (b) Any moneys deposited under this section 3.6 and not claimed by and paid to Holders of Debentures within six years after the date of such setting aside shall, subject to applicable law, be repaid to the Corporation by the Trustee on demand, and thereupon the Trustee shall be released from all further liability with respect to such moneys and thereafter the Holders of the Debentures in respect of which such moneys were so repaid to the Corporation shall have no rights in respect thereof except to obtain payment of such moneys without interest thereon from the Corporation.

3.7      Failure to Surrender Debentures Called for Redemption
         -----------------------------------------------------

         If the Holder of any Debentures called for redemption shall, within 30 days from the date fixed for redemption, fail to surrender any of such Debentures or shall not within such time accept payment of the Redemption Price payable in respect thereof, including certificates representing Common Shares issuable to such Holder, as the case may be, or give such receipt therefor, if any, as the Trustee may require, such Redemption Price shall be set aside in trust for such Holder, in accordance with section 12.10; and such setting aside shall for all purposes be deemed a payment to the Debentureholder of the sum so set aside, and to that extent such Debentures shall on and after the redemption date thereafter not be considered as outstanding hereunder and the Debentureholder shall have no right except to receive payment out of the moneys so paid and deposited, upon surrender of his Debentures, of the Redemption Price of such Debentures without interest thereon.

3.8      Surrender of Debentures for Cancellation
         ----------------------------------------

         If the principal moneys due upon any Debenture shall become payable by redemption or purchase pursuant to an Offer to Purchase or otherwise before the Maturity Date, the Person presenting such Debentures for payment must surrender the same for cancellation, the Corporation nevertheless, subject to section 2.7, paying or causing to be paid the interest accrued and unpaid thereon (computed on a per diem basis if the date fixed for payment is not a date when interest is payable on the Debentures).

3.9      Payment in Common Shares on Redemption of Debentures
         ----------------------------------------------------

         Subject to section 3.10 and applicable law and regulatory approval, and notwithstanding any other provision of this Indenture, the Corporation may, at its option, in the case of redemption on notice given contemporaneously with the notice of redemption pursuant to section 3.4 to the Trustee and the Holders of the Debentures and in accordance with subsection 3.12 and Article 11, elect to satisfy and discharge its obligation hereunder and under the Debentures to pay all or any part of the aggregate principal amount payable to the Holders of Debentures on redemption by the issue and delivery to such holders of that number of freely tradeable, fully paid and non-assessable Common Shares obtained by dividing such aggregate principal amount by 95% of the Current Market Price of the Common Shares as at the redemption date. The Corporation may not exercise the right conferred by this section 3.9 if an Event of Default hereunder has occurred and is continuing at the date of the notice referred to in this section 3.9.

3.10     Issue of Common Shares on Redemption of Debentures
         --------------------------------------------------

     (a) If the Corporation elects under section 3.9 to satisfy its obligation to pay all or any part of the principal amount of Debentures on the redemption date by the issue of Common Shares and if otherwise permitted to do so by law, the Corporation will issue that number of Common Shares determined under section 3.9, and will deliver to the Trustee the following:

         (i) a Certificate of the Corporation certifying that no Event of Default hereunder has occurred and is continuing as at the date of the notice referred to in section 3.9; and

          (ii) an opinion of Counsel that (i) all requirements imposed by this Indenture or by the laws of Canada and any applicable province thereof (based on the addresses of Holders set forth in the general register kept by the Corporation pursuant to section 2.8 as at the redemption date) in connection with the proposed issue of Common Shares have been complied with including that no prospectus or similar document is required to be filed or authorizations of regulatory authorities required to be obtained under applicable, legislation of any province of Canada (other than as may have been filed or obtained) before such Common Shares may properly and legally be issued and, once issued, traded without being subject to any general restriction as to the resale thereof provided such Common Shares are traded through persons registered, if required, under applicable laws, (ii) on the redemption date the Common Shares will have been validly issued and upon such issue in satisfaction of the Corporation's obligation to pay the principal amount upon redemption will be outstanding as fully paid and non-assessable shares and (iii) if the Common Shares are then quoted on NASDAQ and/or listed on the TSE, application to quote the Common Shares so issued has been made to NASDAQ and the Common Shares so issued have been conditionally approved for listing on the TSE (or on such other principal quotation system or exchange as the Common Shares may then be quoted or listed), subject to compliance with the requirements of such quotation system or exchange.

     (b) If any order, ruling, registration, notice or filing pursuant to any securities laws of Canada or any province thereof is required to ensure that any Common Shares issuable on the redemption date are issued in compliance with all such laws or to ensure that any such Common Shares, once issued, are not subject to any general restriction as to the resale thereof, the Corporation covenants that it will take all action as may be necessary to make or obtain such order, ruling, registration or filing, or give such notice, as the case may be.

     (c) If the provisions of subsections 3.10(a)(i) and (ii) are not complied with, the principal amount of the Debentures together with accrued and unpaid interest, if any, payable on the redemption date will be payable in lawful money of Canada as otherwise provided hereunder. If such provisions are complied with, the issue by the Corporation of that number of Common Shares determined under section 3.9 shall fully satisfy and discharge the obligation of the Corporation to pay the principal amount of such Debentures on the redemption date.

3.11     Restricted Debentures
         ---------------------

         The Debentures and Common Shares issuable upon conversion or redemption of the Debentures have not been and will not be registered under the U.S. Securities Act and Debentures and Common Shares issuable upon conversion or redemption of Debentures may not be offered, sold, pledged or transferred within the United States or to, or for the account or benefit of, a U.S. Person and may be offered, sold, pledged or otherwise transferred only outside the United States in accordance with the U.S. Securities Act.

3.12     General Requirements
         --------------------

     (a) The notice to the Trustee and Holders of Debentures to be given by the Corporation pursuant to section 3.9 must:

          (i) state that the Corporation has exercised its option to pay all or any part of the aggregate principal amount payable to the Holders of Debentures on the date of redemption by the issue of Common Shares to the Holders of Debentures;

          (ii) state that to receive a certificate for Common Shares on the redemption date the Holders of Debentures must surrender their Debentures to the Trustee at its principal stock transfer offices in the City of Toronto;

          (iii) advise each Holder of Debentures that the Common Shares to be issued in respect of such Holder's Debentures will be registered in the name of the Holder unless the Trustee receives from such Holder, on or before the fifth Business Day prior to the redemption date at its principal stock transfer office in the City of Toronto written notice in form and substance satisfactory to the Trustee directing the Corporation to register such Common Shares in some other name or names and stating the name or names (with addresses), accompanied by payment to the Trustee of any transfer tax which may be payable by reason thereof; and

          (iv) advise each Holder that such Holder may, on or after the redemption date and on proof of identity satisfactory to the Trustee, take personal delivery of the share certificates representing that Holder's Common Shares so issued, at the principal stock transfer office of the Trustee in the City of Toronto if the Trustee receives from such Holder at such principal stock transfer office, in addition to any other notice or delivery required by this subsection and on or before the tenth Business Day prior to the redemption date written notice in form and substance satisfactory to the Trustee, stating that such Holder wishes to take personal delivery of the Common Shares issued hereunder at the principal stock transfer office of the Trustee in the City of Toronto; and

     (b) On the redemption date the Corporation will, subject to subsections 3.12(a)(iii) and (iv), cause to be sent by prepaid ordinary mail (or, in the event of mail service interruption, by such other means as the Trustee and the Corporation determine to be appropriate), share certificates for Common Shares issued pursuant to section 3.10 to each Holder of Common Shares in respect of which Debentures have been surrendered in accordance with the requirements of the notice, given pursuant to subsection 3.12(a), at their addresses as shown on the records of the Corporation.

     (c) On or after the redemption date the Corporation will deliver share certificates representing the Common Shares issued pursuant to section 3.10 to any other registered Holder thereof, upon presentation and surrender of the Debentures in respect of which such shares were issued.

     (d) Each share certificate delivered pursuant to this section 3.12 will be for that number of Common Shares that is the Holder's proportionate share of the number of Common Shares determined in accordance with section 3.9.

     (e) Interest accrued and unpaid on the Debentures on the redemption date will be paid to the Holders of Debentures in the manner contemplated in Article 2 except that the Corporation may, at its option, forward payment of interest contemporaneously with the sending of Common Shares under subsection 3.12(b).

3.13     No Requirement to Issue Fractional Shares
         -----------------------------------------

         The Corporation shall not be required to issue fractional Common Shares upon the issue of Common Shares pursuant to section 3.10. If any fractional interest in a Common Share would, except for the provisions of this section, be deliverable upon the issue of any Common Shares pursuant to section 3.10, the Corporation shall, in lieu of delivering any certificate representing such fractional interest, satisfy such fractional interest by paying to the registered holder of such shares an amount in lawful money of Canada equal (computed to the nearest cent) to the appropriate fraction of the Current Market Price of the Common Shares as at the redemption date.

3.14     Purchase of Debentures for Cancellation
         ---------------------------------------

     (a) Subject to any required regulatory approval, the Corporation may at any time and at any price purchase all or any of the Debentures in the market (which shall include purchase from or through an investment dealer or a firm holding membership on a recognized stock exchange) or by invitation for tenders or by private contract. The Corporation may not exercise this right if an Event of Default hereunder has occurred and is continuing at the date of purchase.

     (b) If, upon an invitation for tenders, more Debentures than the Corporation is prepared to accept are tendered at the same lowest price that the Corporation is prepared to accept, the Debentures to be purchased by the Corporation shall be selected by the Trustee by lot, or in such other manner as the Trustee may consider equitable, from the Debentures tendered by each Debentureholder who tendered at such lowest price. For this purpose, the Trustee may make, and from time to time amend, regulations with respect to the manner in which Debentures may be so selected and regulations so made shall be valid and binding upon all Debentureholders, notwithstanding the fact that, as a result thereof, one or more of such Debentures become subject to purchase in part only. The Holder of any Debenture of which a part only is purchased, upon surrender of such Debenture for payment, shall be entitled to receive, without expense to such Holder, one or more new Debentures for the unpurchased part so surrendered and the Trustee shall certify and deliver such new Debenture or Debentures upon receipt of the Debenture so surrendered.

3.15     Cancellation of Debentures
         --------------------------

         All Debentures redeemed and all Debentures purchased under this Article 3 shall forthwith be delivered to the Trustee and shall be cancelled by it and no Debentures shall be issued in substitution therefor.

3.16     Repurchase of Debentures upon a Change of Control
         -------------------------------------------------

     (a) Subject to subsection 3.16(b), if a Change of Control occurs (i) prior to August 30, 2003, the Corporation must commence, within 45 days of the Change of Control Date, and consummate an Offer to Purchase for all Debentures outstanding immediately prior to the date of the Offer to Purchase, at a purchase price per Debenture equal to the sum of (A) the principal amount thereof purchased, plus (B) accrued and unpaid interest on the principal amount of the Debenture so purchased to but not including the Change of Control Date, plus (C) a bonus in an amount equal to the Foregone Interest, or (ii) on or after August 30, 2003 but prior to the Maturity Date, the Corporation must commence, within 45 days of the Change of Control Date, and consummate an Offer to Purchase for all Debentures outstanding immediately prior to the date of the Offer to Purchase, at a purchase price equal to the principal amount thereof purchased, together with accrued and unpaid interest on the principal amount of the Debenture so purchased to but not including the date fixed for purchase (such price, as applicable, at which Debentures shall be purchased pursuant to an Offer to Purchase being herein referred to as the "Offer to Purchase Price").

     (b) Notwithstanding the provisions of subsection 3.16(a), the Corporation shall not be required to commence and consummate an Offer to Purchase pursuant to subsection 3.16(a) if notice of redemption of all outstanding Debentures has been given by or on behalf of the Corporation in accordance with the provisions of section 3.4.

     (c) An Offer to Purchase shall be commenced by mailing a notice to the Trustee and each Holder stating: (i) the covenant contained herein pursuant to which the offer is being made and that all Debentures validly tendered will be accepted for payment; (ii) the Offer to Purchase Price and the related payment date (the "Payment Date"); (iii) that a holder of Debentures may tender to the Offer to Purchase all or part of the Debentures held; (iv) that any Debenture not tendered will continue to accrue interest pursuant to its terms; (v) that, unless the Corporation defaults in the payment of the Offer to Purchase Price, any Debenture accepted for payment pursuant to the Offer to Purchase shall cease to accrue interest on and after the Payment Date; (vi) that Holders electing to have a Debenture purchased pursuant to the Offer to Purchase will be required to surrender the Debenture to the Paying Agent at the address specified in the notice prior to 5:00 p.m. (Toronto time) on the Business Day immediately preceding the Payment Date; (vii) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than 5:00 p.m. (Toronto time) on the third Business Day immediately preceding the Payment Date, a facsimile transmission or letter setting forth the name of such Holder, the principal amount of Debentures delivered for purchase and a statement that such Holder is withdrawing his election to have such Debentures purchased; and (viii) that Holders whose Debentures are being purchased only in part will be issued replacement Debentures equal in principal amount to and as evidence of the same underlying indebtedness as was evidenced by the unpurchased portion of the Debentures surrendered; provided that each Debenture purchased and each replacement Debenture issued shall be in a principal amount of $1,000 or integral multiples thereof.

     (d) On the Payment Date, the Corporation shall (i) accept for payment Debentures or portions thereof tendered pursuant to an Offer to Purchase; (ii) deposit with the Paying Agent money and/or securities sufficient to pay the purchase price of all Debentures or portions thereof so accepted; and (iii) deliver, or cause to be delivered, to the Trustee all Debentures or portions thereof so accepted together with a Certificate of the Corporation specifying the Debentures or portions thereof accepted for payment by the Corporation.

     (e) The Paying Agent shall promptly mail to the Holders of Debentures so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly certify and mail to such Holders a replacement Debenture equal in principal amount to any unpurchased portion of the Debenture surrendered; provided that each Debenture purchased and each new Debenture issued shall be in a principal amount of $1,000 or integral multiples thereof.

     (f) The Corporation will publicly announce the results of an Offer to Purchase as soon as practicable after the Payment Date.

     (g) The Trustee shall act as the Paying Agent for an Offer to Purchase.

     (h) The Corporation will comply with all applicable securities laws in the event that the Corporation is required to repurchase Debentures pursuant to an Offer to Purchase.

     (i) The provisions of sections 3.7, 3.8, 3.9, 3.10, 3.11, 3.12, 3.13 and
3.15 apply mutatis mutandis to the Corporation's obligation to satisfy the purchase price under an Offer to Purchase except that:

         (i)   the Corporation must deliver the notice contemplated by section
               3.9 not less than five Trading Days preceding the Change of Control Date;

         (ii) reference to the Redemption Price in such sections shall be deemed to be a reference to the Offer to Purchase Price for the purpose of this section 3.16;

         (iii) the Corporation shall have the option to elect to satisfy all or any part of the Offer to Purchase Price by paying (A) cash, (B) issuing and delivering freely tradeable, fully paid and non-assessable Common Shares or freely tradeable, fully paid and non-assessable securities of the successor Person resulting from the Change of Control or of the Person that made the offer to purchase Common Shares resulting in the Change of Control or such Person's Affiliate, provided in each case that such securities were issued to holders of Common Shares in connection with the Change of Control or (C) any combination of cash, Common Shares or such securities; and

         (iv) the satisfaction of the Offer to Purchase Price payable to a Holder shall occur by the delivery to the Holder of cash and/or securities (or securities that are convertible thereinto or exchangeable therefor) as provided under this section 3.16, such securities being valued at 95% of the weighted average trading price of such securities on the principal stock exchange, quotation system or market on which such securities are traded or quoted for the period of five consecutive trading days on such exchange, quotation system or market ending five trading days preceding the Change of Control Date.

3.17      Notice of Proposed Change of Control
          ------------------------------------

          Notice of a proposed Change of Control shall be given by or on behalf of the Corporation to the Holders of Debentures and the TSE in written form and in the manner specified in section 11.2 no later than one Business Day following the public announcement of the proposed Change of Control made by or on behalf of the Corporation in accordance with the requirements of the Securities Act (Ontario) and the regulations thereunder. Such notice shall, to the extent known by the Corporation at the time of the notice, set out the expected Change of Control Date and describe the proposed Change of Control in substantially the same detail as the aforementioned public announcement, such notice shall state that the Corporation must commence an Offer to Purchase within 45 days of the Change of Control Date.

                                   ARTICLE 4
                                   CONVERSION

4.1       Conversion Privilege
          --------------------

     (a) Subject to and upon compliance with the provisions of section 3.16 and this Article 4, the Holder of each Debenture shall have the right at his or her option, at any time prior to the close of business on the Maturity Date, or if such Debenture shall have been called for redemption prior to such date, then up to, but not after, the close of business on the last Business Day immediately preceding the date fixed for redemption (such time and date being referred to as the "Time of Expiry") to convert such Debenture or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000 into fully paid and non-assessable Common Shares at the Conversion Price in effect on the Date of Conversion (as defined in subsection 4.2(b) below).

          (b) The Conversion Price in effect on the date hereof is $3.85 for each Common Share to be issued upon the conversion of the Debentures, being a conversion rate on the date hereof of 259.740 Common Shares for each $1,000 principal amount of Debentures.

          (c) The term "close of business" as used in this Article 4 shall mean the normal closing hour of the office of the Trustee referred to in section 4.2 at which such conversion right is being exercised.

4.2       Manner of Exercise of Right to Convert
          --------------------------------------

     (a) The Holder of a Debenture wishing to convert such Debenture in whole or in part into Common Shares shall surrender such Debenture prior to the Time of Expiry, to the Trustee at its principal stock transfer office in the City of Toronto, together with the conversion form on the back of such Debenture or any other written notice in form and substance satisfactory to the Trustee, in either case duly executed by the Holder or the Holder's executors or administrators or other legal representatives or his or her attorney duly appointed by an instrument in writing and in form and substance satisfactory to the Trustee, exercising the Holder's right to convert such Debenture in accordance with the provisions of this Article 4. Thereupon such Debentureholder or, subject to payment of all applicable stamp taxes, security transfer taxes, withholding taxes or other governmental charges and compliance with all reasonable requirements of the Trustee, such Debentureholder's nominee or assignee shall be entitled to be entered in the books of the Corporation as at the Date of Conversion (as defined in subsection 4.2(b) below) (or such later date as is specified in subsection 4.2(b)) as the holder of the number of Common Shares into which such Debenture is convertible in accordance with the provisions hereof and, as soon as practicable thereafter, the Corporation shall deliver to such Debentureholder or, subject as aforesaid, his or her nominee or assignee, a certificate for such Common Shares and, if applicable, a cheque for any amount payable under subsection 4.2(d) or section
4.6. Each Common Share certificate originally issued in the United States or to, or for the account or benefit of, a U.S. Person, and each Common Share certificate issued in exchange therefor or in substitution thereof, shall bear the legend set forth in section 2.12.

     (b) For the purposes hereof, a Debenture shall be deemed to be surrendered for conversion on the date (the "Date of Conversion") on which it is so surrendered in accordance with the provisions hereof and, in the case of a Debenture so surrendered by mail or other means of delivery, on the date on which it is physically received by the Trustee at its office specified in subsection 4.2(a), provided that if a Debenture is surrendered for conversion on a day on which the register of Common Shares is closed, the Person entitled to receive Common Shares shall become the holder of record of such Common Shares as at the date on which such register is next reopened and provided that if a Debenture is surrendered for conversion on any interest payment date or the day of selection by the Trustee of any Debentures for redemption, or in either case during the 15 preceding Business Days, such Debenture shall be deemed to be surrendered for conversion on the Business Day immediately following such interest payment date or date on which Debentures are selected for redemption.

     (c) Any part, being $1,000 or an integral multiple thereof, of a Debenture of a denomination in excess of $1,000 may be converted as provided herein and all references in this Indenture to conversion of Debentures shall be deemed to include conversion of such parts. The Holder of any Debenture of which part only is converted shall upon the exercise of his right of conversion, surrender such Debenture to the Trustee, and the Trustee shall cancel the same and shall without charge to the Holder, forthwith certify and deliver to the Holder a new Debenture or Debentures in an aggregate principal amount equal to the unconverted part of the principal amount of the Debenture so surrendered.

     (d) Subject to subsection 4.2(e), the Holder of a Debenture surrendered for conversion in accordance with this section 4.2 shall be entitled, subject to withholding taxes, to receive accrued and unpaid interest in respect thereof for the period up to the Date of Conversion from the date of the latest interest payment date. The Common Shares issued upon conversion shall rank only in respect of dividends declared in favour of holders of record of Common Shares on and after the Date of Conversion or such later date as such Holder shall become the holder of record of such Common Shares pursuant to subsection 4.2(b), from which applicable date they will for all purposes be and be deemed to be issued and outstanding as fully paid and non-assessable Common Shares. For greater certainty, a Holder of a Debenture surrendering his or her Debenture for conversion will be entitled to payment of interest under either subsection 4.2(d) or subsection 4.2(e) and not both such sections.

     (e)  (i)   In the case of a Change of Control occurring prior to June 30,
                2003, the Holder of record of a Debenture wishing to convert such Debenture with effect immediately prior to the occurrence of the Change of Control shall surrender such Debenture for conversion to the Trustee with effect immediately prior to, and conditional upon completion of, a Change of Control together with the conversion form on the back of such Debenture or any other written notice in form and substance satisfactory to the Trustee, in either case duly executed by the Holder or the Holder's executors or administrators or other legal representatives or his or her attorney duly appointed by an instrument in writing and in form and substance satisfactory to the Trustee, exercising the Holder's right to convert such Debenture in accordance with the provisions of this subsection
                4(e) and in accordance with such reasonable requirements as may be prescribed by the Trustee and the Corporation to enable such Holder's participation as a holder of Common Shares in the transaction resulting in the Change of Control (which requirements may differ from those that would otherwise apply under this Article 4), together with a letter of transmittal and/or such other documents, including, without limitation, a notice of guaranteed delivery (other than certificates or other documents evidencing ownership of the Common Shares underlying the surrendered Debentures) as may be required of holders of Common Shares to be deposited in order to participate in the transaction resulting in the Change of Control. For greater certainty, such Debentureholder will be regarded as a Holder of record immediately prior to the Change of Control. Such
                Debentureholder, upon the occurrence of the Change of Control, provided that the Debenture and other instruments surrendered or deposited with the Trustee have not been withdrawn prior to the occurrence of the Change of Control, shall be entitled, subject to withholding taxes, to receive accrued and unpaid interest in respect thereof for the period up to but excluding the Change of Control Date from the date of the latest interest payment date in respect thereof. The Common Shares issued upon conversion shall rank only in respect of dividends declared in favour of holders of record of Common Shares on and after the date as such Holder shall become the holder of record of such Common Shares, from which applicable date they will for all purposes be and be deemed to be issued and outstanding as fully paid and non-assessable Common Shares.

          (ii) The Corporation shall do all commercially reasonable things within its control as may be necessary to enable a Holder to participate to the same extent as a holder of Common Shares in a transaction resulting in a Change of Control in the circumstances described in subsection 4.2(e)(i).

          (iii) Unless the Holder of record of a Debenture surrendered for conversion in accordance with subsection 4.2(e)(i) irrevocably instructs the Trustee otherwise in writing, a Debenture surrendered for conversion with effect immediately prior to a Change of Control in the circumstances described in subsection 4.2(e)(i) shall be deemed to have been withdrawn and the Debenture shall not be converted if the Change of Control has not occurred prior to the forty-fifth day following its surrender. The Debenture and all accompanying documents surrendered or deposited with the Debenture shall be returned to the Holder and any right to convert such Debenture as provided in this Article 4 shall revive and continue.

4.3       Adjustment of Conversion Price
          ------------------------------

     (a) The Conversion Price in effect at any date will be subject to adjustment from time to time in the events and in the manner provided as follows.

     (b) If and whenever at any time after the date hereof and prior to the Time of Expiry, the Corporation:

          (i) issues Common Shares or securities exchangeable for or convertible into Common Shares to the holders of all or substantially all of the outstanding Common Shares as a stock dividend (other than an issue of Common Shares to holders of Common Shares pursuant to a right granted to such holders to receive such Common Shares in lieu of Dividends Paid in the Ordinary Course);

          (ii) makes a distribution on its outstanding Common Shares to the holders of all or substantially all of the, outstanding Common Shares payable in Common Shares or securities exchangeable for or convertible into Common Shares (other than an issue of Common Shares to holders of Common Shares pursuant to a right granted to such holders to receive such Common Shares in lieu of Dividends Paid in the Ordinary Course);

          (iii) subdivides or redivides its outstanding Common Shares into a greater number of Common Shares; or

          (iv) reduces, combines or consolidates its outstanding Common Shares into a smaller number of Common Shares,

(any of such events in subsections (i), (ii), (iii) and (iv) being called a "Common Share Reorganization") then the Conversion Price then in effect will be adjusted effective immediately on the effective date or record date for the happening of a Common Share Reorganization, as the case may be, at which the holders of Common Shares are determined for the purpose of the Common Share Reorganization, so that it shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which will be the total number of Common Shares outstanding on such effective date or record date before giving effect to such Common Share Reorganization and the denominator of which will be the total number of Common Shares outstanding immediately after giving effect to such Common Share Reorganization (including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would have been outstanding had all such securities been exchanged for or converted into Common Shares on such effective date or record date).

     (c) If and whenever at any time after the date hereof and prior to the Time of Expiry the Corporation fixes a record date for the issue of rights, options or warrants to the holders of all or substantially all of the Common Shares under which such holders are entitled, during a period expiring not more than 45 days after the date of such issue (the "Rights Period"), to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per share to the holder (or at an exchange or conversion price per share during the Rights Period to the holder in the case of securities exchangeable for or convertible into Common Shares) of less than 95% of the Current Market Price for the Common Shares on such record date (any of such events being called a "`Rights Offering"), then the Conversion Price will be adjusted effective immediately after the end of the Rights Period so that it shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the end of the Rights Period by a fraction:

          (i)  the numerator of which will be the aggregate of:

               (A) the total number of Common Shares outstanding as of the record date for the Rights Offering, and

               (B) a number determined by dividing (I) either (x) the product of the number of Common Shares issued or subscribed for during the Rights Period upon the exercise of the rights, warrants or options under the Rights Offering and the price at which such Common Shares are offered, or, as the case may be, (y) the product of the exchange or conversion price of such securities exchangeable for or convertible into Common Shares and the number of Common Shares for or into which the securities so offered pursuant to the Rights Offering could have been exchanged or converted during the Rights Period, by (II) the Current Market Price of the Common Shares as of the record date for the Rights Offering, and

          (ii) the denominator of which will be the number of Common Shares outstanding, or the number of Common Shares which would be outstanding if all the exchangeable or convertible securities were exchanged for or converted into Common Shares during the Rights Period, after giving effect to the Rights Offering and including the number of Common Shares actually issued or subscribed for during the Rights Period upon exercise of the rights, warrants or options under the Rights Offering.

Any Debentureholder who has exercised the right to convert to Common Shares in accordance with this Article 4 during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period for the Rights Offering will, in addition to the Common Shares to which that holder would otherwise be entitled upon such conversion, be entitled to that number of additional Common Shares equal to the result obtained when the difference, if any, between the Conversion Price in effect immediately prior to the end of such Rights Offering and the Conversion Price as adjusted for such Rights Offering pursuant to this subsection is multiplied by the number of Common Shares received upon the conversion of the Debentures held by such Holder during such period, and the resulting product is divided by the Conversion Price as adjusted for such Rights Offering pursuant to this subsection; provided that the provisions of section 4.6 will be applicable to any fractional interest in a Common Share to which such Holder might otherwise be entitled under the foregoing provisions of this subsection. Such additional Common Shares will be deemed to have been issued to the Debentureholder immediately following the end of the Rights Period and a certificate for such additional Common Shares will be delivered to such Holder within 15 Business Days following the end of the Rights Period. To the extent that any such rights, options or warrants are not so exercised on or before the expiry thereof, the Conversion Price will be readjusted to the Conversion Price which would then be in effect based on the number of Common Shares (or the securities convertible into or exchangeable for Common Shares) actually delivered on the exercise of such rights, options or warrants.

     (d) If and whenever at any time after the date hereof and prior to the Time of Expiry, the Corporation fixes a record date for the issue or the distribution to the holders of all or substantially all of the Common Shares of
(i) securities of the Corporation, including rights, options or warrants to acquire securities of the Corporation or any of its property or assets and including evidences of indebtedness, or (ii) any property or other assets, including evidences of indebtedness, and if such issuance or distribution does not constitute a Dividend Paid in the Ordinary Course, a Common Share Reorganization or a Rights Offering (any of such non-excluded events being called a "Special Distribution"), the Conversion Price will be adjusted effective immediately after such record date to a price determined by multiplying the Conversion Price in effect on such record date by a fraction:

          (i)  the numerator of which will be:

               (A) the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date; less

               (B) the fair market value, as determined by action by the Directors (whose determination, subject to applicable regulatory approval or consent, will be conclusive), to the holders of Common Shares of such securities or property or other assets so issued or distributed in the Special Distribution; and

          (ii) the denominator of which will be the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date.

To the extent that any Special Distribution is not so made, the Conversion Price will be readjusted effective immediately to the Conversion Price which would then be in effect based upon such securities or property or other assets as actually distributed.


     (e) If and whenever at any time after the date hereof and prior to the Time of Expiry, there is a reclassification of the Common Shares at any time outstanding or change of the Common Shares into other shares or into other securities or other capital reorganization (other than a Common Share Reorganization), or a consolidation, amalgamation or merger of the Corporation with or into any other corporation or other entity (other than a vertical short-form amalgamation with one or more of its wholly-owned Subsidiaries pursuant to the Business Corporations Act (Ontario)), or a transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or other entity in which the holders of Common Shares are entitled to receive shares, other securities or other property (any of such events being called a "Capital Reorganization"), any Holder of Debentures who exercises the right to convert Debentures into Common Shares pursuant to Debentures then held after the effective date of such Capital Reorganization will be entitled to receive, and will accept for the same aggregate consideration in lieu of the number of Common Shares to which such Holder was previously entitled upon such conversion, the aggregate number of shares, other securities or other property which such holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the holder had been the registered holder of the number of Common Shares to which such holder was previously entitled upon conversion. The Corporation will take all steps necessary to ensure that, on a Capital Reorganization, the Holders of Debentures will receive the aggregate number of shares, other securities or other property to which they are entitled as a result of the Capital Reorganization. Appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Article 4 with respect to the rights and interests thereafter of holders of Debentures to the end that the provisions set forth in this
Article 4 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the conversion of any Debenture. Notwithstanding the foregoing, the Corporation shall not effect any Capital Reorganization unless, prior to or concurrent therewith, an appropriate adjustment to give effect to this subsection is made by and set forth in an indenture supplemental hereto approved by action of the Directors and by the Trustee and entered into pursuant to the provisions of Article 13, in which event such adjustment will for all purposes be conclusively deemed to be an appropriate adjustment, subject to the prior written consent of the TSE and any other applicable regulatory approval or consent.

     (f) If the purchase price provided for in any rights, options or warrants (the "Rights Offering Price") referred to in subsections 4.3(c) or (d) is decreased, the Conversion Price will forthwith be changed so as to decrease the Conversion Price to the Conversion Price that would have been obtained if the adjustment to the Conversion Price made under subsection 4.3(c) or (d), as the case may be, with respect to such rights, options or warrants had been made on the basis of the Rights Offering Price as so decreased, provided that the terms of this subsection will not apply to any decrease in the Rights Offering Price resulting from terms in any such rights, options or warrants designed to prevent dilution except to the extent that the resulting decrease in the Conversion Price under this subsection would be greater than the decrease, if any, in the Conversion Price to be made under the terms of this section by virtue of the occurrence of the event giving rise to such decrease in the Rights Offering Price.

     (g) In any case in which this section 4.3 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such event, issuing to the Holder of any Debenture converted after such record date and before the occurrence of such event the additional Common Shares issuable upon such conversion by reason of the adjustment required by such event, provided, however, that the Corporation shall deliver to such Holder an appropriate instrument evidencing such Holder's right to receive such additional Common Shares upon the occurrence of such event and the right to receive any distributions made on such additional Common Shares declared in favour of holders of record of Common Shares on and after the Date of Conversion or such later date on which such Holder would, but for the provisions of this subsection 4.3(g), have become the holder of record of such additional Common Shares pursuant to subsection 4.2(b).

4.4       Other Adjustment of Conversion Price
          ------------------------------------

          If the Corporation shall take any action affecting the Common Shares, other than an action described in subsections 4.3(b), (c), (d) or (f), but including an action under section 4.3(e) which results in a Holder of Debentures being unable, for any period of time, to exercise conversion privileges that it would otherwise be permitted to exercise due to requirements necessary to ensure that the Debentures will be and will remain exempt from Canadian withholding tax, which in the opinion of the Directors would have a material adverse effect upon the rights of Debentureholders, the Conversion Price shall be adjusted in such manner and at such time, or such other adjustment to the conversion privilege shall be made, as the Directors determine to be equitable in the circumstances, subject to the approval of the TSE and any other applicable regulatory approval or consent. Failure of the Directors to take any such action shall be conclusive evidence that the Directors have determined that it is equitable to make no adjustment in the circumstances.

4.5       Rules Regarding Calculation of Adjustment of Conversion Price
          -------------------------------------------------------------

          For the purposes of sections 4.3 and 4.4:

     (a) The adjustments provided for in sections 4.3 and 4.4 are cumulative and will be computed to the nearest one-tenth of one cent and will be made successively whenever an event referred to therein occurs, subject to the following subsections of this section.

     (b) No adjustment in the Conversion Price will be required unless such adjustment would result in a change of at least 1% in the prevailing Conversion Price; provided, however, that any adjustments which, except for the provisions of this subsection would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustment.

     (c) No adjustment in the Conversion Price will be required upon the issuance from time to time of Common Shares pursuant to the Corporation's stock option plan or any dividend reinvestment plan, as such plans may be replaced, supplemented or further amended from time to time, including without limitation an amendment to the Corporation's stock option plan approved by the holders of Common Shares at a meeting of holders of Common Shares held on

June 21, 2000, or upon exercise of outstanding rights or agreements, including options, warrants and other convertible securities including any rights which have been granted or issued by the Corporation.

     (d) No adjustment in the Conversion Price will be made in respect of any event described in section 4.3, other than the events referred to in subsections 4.3(b)(iii) and (iv), or section 4.4, if Debentureholders are entitled to participate in such event on the same terms, mutatis mutandis, as if they had converted their Debentures prior to or on the effective date or record date of such event. Any such participation will be subject to the prior consent of the TSE and any other applicable regulatory consent or approval.

     (e) If at any time a dispute arises with respect to adjustments provided for in section 4.3, such dispute will be conclusively determined, subject to the TSE's consent and any other applicable regulatory approval or consent, by the Corporation's auditors, or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action of the Directors and any such determination will be binding upon the Corporation, the Trustee, the Debentureholders and shareholders of the Corporation; such auditors or accountants will be given access to all necessary records of the Corporation. If any such determination is made, the Corporation will deliver a Certificate of the Corporation to the Trustee describing such determination and the Trustee shall be entitled to act and rely upon such Certificate of the Corporation.

     (f) If the Corporation sets a record date to determine the holders of Common Shares for the purpose of entitling them to receive any dividend or distribution or sets a record date to take any other action and thereafter and before the distribution to such shareholders of any such dividend or distribution or the taking of any other action, legally abandons its plan to pay or deliver such dividend or distribution or take such other action, then no adjustment in the Conversion Price shall be made.

     (g) In the absence of a resolution of the Directors fixing a record date for a Special Distribution or Rights Offering, the Corporation will be deemed to have fixed as the record date therefor the date on which the Special Distribution or Rights Offering is effected.

     (h) For greater certainty, Debentureholders shall have no right to convert Debentures into any security other than Common Shares unless an appropriate adjustment is made by and set forth in an indenture supplemental hereto.

4.6       No Requirement to Issue Fractional Shares
          -----------------------------------------

          The Corporation shall not be required to issue fractional Common Shares upon the conversion of Debentures. If more than one Debenture shall be surrendered for conversion at one time by the same Holder, the number of whole Common Shares issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Debentures to be converted. If any fractional interest in a Common Share would, except for the provisions of this section, be deliverable upon the conversion of any principal amount of Debentures, the Corporation may, at its option, in lieu of delivering any certificate of such fractional interest, satisfy such fractional interest by paying to the Holder of such surrendered Debentures an amount in lawful money of Canada equal (computed to the nearest cent) to such fractional interest multiplied by the Current Market Price of the Common Shares on the Date of Conversion.

4.7       Corporation to Reserve Shares
          -----------------------------

          The Corporation covenants that it will at all times reserve and keep available out of its authorized Common Shares (if the number thereof is or becomes limited) solely for the purpose of issue upon conversion of Debentures as provided herein, and allot for issue to Debentureholders who may exercise their conversion rights hereunder, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Debentures. All Common Shares which shall be so issuable shall be duly and validly issued as fully paid and non-assessable.

4.8       Corporation to Qualify Shares
          -----------------------------

          If at any time any order, ruling, registration, notice or filing pursuant to any securities laws of Canada or any province thereof is required to ensure that any Common Shares issuable upon the conversion of the Debentures are issued in compliance with all such laws or to ensure that any such Common Shares, once issued, are not subject to any general restriction as to the resale thereof under the securities laws of Canada or any province thereof, the Corporation covenants that it will take all such action as may be necessary to make or obtain such order, ruling, registration or filing, or give such notice as the case may be.

4.9       Taxes and Charges on Conversion
          -------------------------------

          The Corporation will from time to time promptly pay or make provision satisfactory to the Trustee for the payment of all taxes and charges which may be imposed by the laws of Canada or any province thereof (except income tax or security transfer tax, if any) which shall be payable with respect to the issuance or delivery of Common Shares to the Holders of Debentures upon the exercise of their right of conversion pursuant to the terms of the Debentures and of this Indenture.

4.10      Cancellation of Converted Debentures
          ------------------------------------

          All Debentures converted in whole or in part shall be forthwith delivered to and cancelled by the Trustee and, subject to subsection 4.2(c), no Debentures shall be issued in substitution therefor.

4.11      Certificate as to Adjustment
          ----------------------------

          The Corporation shall from time to time, immediately after the occurrence of any event which requires an adjustment or readjustment as provided in section 4.3 or 4.4, deliver a Certificate of the Corporation to the Trustee specifying the nature of the event requiring the same and the amount of the adjustment or readjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, and the Trustee shall be entitled to act and rely upon such Certificate of the Corporation. Such Certificate of the Corporation and the amount of the adjustment specified therein shall be conclusive and binding on all parties in interest. Until such Certificate of the Corporation is received by the Trustee, the Trustee may act and be protected in acting on the presumption that no adjustment has been made or is required. Except in respect of any subdivision, redivision, reduction, combination or consolidation of the Common Shares, the Corporation shall forthwith give notice to the Debentureholders specifying the event requiring such adjustment or readjustment and the amount thereof, including the resulting Conversion Price; provided that if the Corporation has given notice under section 4.12 covering all the relevant facts in respect of such event, no such notice need be given under this section 4.11.

4.12      Notice of Special Matters
          -------------------------

     (a) Subject to subsection 4.12(b), the Corporation covenants that, so long as any Debentures remain outstanding, it will give notice to the Trustee and to the Debentureholders of its intention to fix a record date for any event referred to in subsections 4.3(b), (c), (d) or (e) (other than the subdivision, redivision, reduction, combination or consolidation of Common Shares) or a cash dividend (other than a Dividend Paid in the Ordinary Course) which may give rise to an adjustment in the Conversion Price, or other adjustment, and such notice shall specify the particulars of such event and the record date and the effective date for such event; provided that the Corporation shall only be required to specify in such notice such particulars of such event as shall have been fixed and determined on the date on which such notice is given. Such notice shall be given not less than 14 days prior to the applicable record date in the case of an event referred to in subsections 4.3(b), (c) or (d) and 30 days prior to the applicable record date in the case of an event referred to in subsection 4.3(e).

     (b) Notwithstanding the provisions of subsection 4.12(a), the Corporation shall not be required to give the notice referred to in subsection 4.12(a) if the Corporation has given notice of a proposed Change of Control in accordance with the provisions of section 3.19.

4.13      Expiry or Termination of Conversion Right
          -----------------------------------------

          The Corporation covenants that, so long as any Debentures remain outstanding, it will give notice to the Trustee and the Debentureholders in the manner provided in Article 11, not less than 21 days prior to the Time of Expiry, of the expiry of the right of the Holders of the Debentures to convert their Debentures.

4.14      Revival of Right to Convert
          ---------------------------

          If the Corporation shall fail to redeem any Debenture which has been called for redemption upon due surrender of such Debenture, any right to convert such Debenture as provided in this Article 4 shall revive and continue as if such Debenture had not been called for redemption.

4.15      Protection of Trustee
          ---------------------

          The Trustee shall not at any time be under any duty or responsibility to any Debentureholder to determine whether any facts exist which may require any adjustment in the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making the same; and shall not be accountable with respect to the validity or value (or the kind or amount) of any Common Shares or of any shares or other securities or other property which may at any time be issued or delivered upon the conversion of any Debenture; and the Trustee, except to the extent that there has been a failure by the Trustee or its employees or agents to act honestly and in good faith or where the Trustee or its employees or agents have acted negligently or in wilful disregard of their obligations hereunder or shall not have complied with subsection 12.3(a), shall not be responsible for any failure of the Corporation to make any cash payment or to issue, transfer or deliver Common Shares or share certificates upon the surrender of any Debenture for the purpose of conversion, or to comply with any of the covenants contained in this Article 4.

                                   ARTICLE 5
                           SUBORDINATION OF DEBENTURES

5.1       Agreement to Subordinate
          ------------------------

          The Corporation covenants and agrees, and each Holder of a Debenture, by his or her acceptance thereof, likewise agrees, that the payment of the principal amount, interest, Redemption Price, Offer to Purchase Price and Foregone Interest evidenced by the Debentures is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Permitted Secured Debt.

5.2       Distribution on Insolvency or Winding-up
          ----------------------------------------

          In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings relative to the Corporation, or to its property or assets, or in the event of any proceedings for voluntary liquidation, dissolution or other winding-up of the Corporation, whether or not involving insolvency or bankruptcy, or any marshalling of the assets and liabilities of the Corporation, the holders of Permitted Secured Debt shall be entitled to receive payment in full of all the Permitted Secured Debt before the Trustee shall be entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in any such event in respect of the Debentures.

          Upon any payment or distribution of assets of the Corporation referred to in this Article 5, the Trustee and the Debentureholders shall be entitled to call for and rely upon a certificate, addressed to the Trustee or to the Debentureholders, of the Person making any such payment or distribution for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Permitted Secured Debt and other indebtedness of the Corporation, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this
Article 5.

5.3       Subrogation of Debentures
          -------------------------

          Subject to the payment in full of all Permitted Secured Debt, to the extent that any payment or distribution of assets of the Corporation otherwise payable to the Trustee on account of the Debentureholders is made on account of the Permitted Secured Debt pursuant to the application of Section 5.2, the Debentureholders shall be subrogated to the rights of the holders of Permitted Secured Debt to receive payments and distributions of assets of the Corporation made in respect of or on account of Permitted Secured Debt, until all payments of any kind or character, whether in cash or securities, which may be payable to Holders under this Indenture and the Debentures shall be paid in full. No payment or distribution of assets of the Corporation to the Debentureholders which would be payable or distributable to the holders of Permitted Secured Debt pursuant to this Article 5 shall, as between the Corporation, its creditors (other than the holders of Permitted Secured Debt) and the Debentureholders, be deemed to be a payment by the Corporation to or on account of the Debentureholders, it being understood that the provisions of this
Article 5 are, and are intended, solely for the purpose of defining the relative rights of the Debentureholders, on the one hand, and the holders of the Permitted Secured Debt, on the other hand. Nothing contained in this Article 5 or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as between the Corporation and its creditors (other than the holders of Permitted Secured Debt and the Debentureholders), the obligation of the Corporation, which is unconditional and absolute, to pay to the Debentureholders the payments of any kind or character, whether in cash, securities or other property which may be payable to Holders on the Debentures as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Debentureholders and creditors of the Corporation other than the holders of the Permitted Secured Debt, nor shall anything herein or therein prevent the Trustee or the holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 5, of the holders of Permitted Secured Debt upon the exercise of any such remedy.

5.4       No Payment to Debentureholders if Permitted Secured Debt in Default
          -------------------------------------------------------------------

     (a) The Corporation shall not make any payment, and the Trustee and the holders of Debentures shall not be entitled to demand, institute proceedings for the collection of, or receive any payment or benefit (including without limitation by set-off, combination of accounts or otherwise in any manner whatsoever) on account of the Debentures (i) in a manner inconsistent with the terms (as they exist on the date hereof) of the Debentures, or (ii) at any time when an event of default, as defined in any Permitted Secured Debt or any instrument evidencing the same, has occurred and is continuing and notice of such event of default has been given by or on behalf of the holders of Permitted Secured Debt to the Corporation and the Trustee, unless the Permitted Secured Debt have been repaid in full.

     (b) The fact that any payment which is required to be made pursuant to this Indenture or the Debentures is prohibited by this section 5.4 shall not prevent the failure to make such payment from being an Event of Default hereunder.

5.5       Payment of Debentures Permitted
          -------------------------------

     (a) For greater certainty, this Article 5 shall not be construed so as to prevent the Trustee from receiving and retaining any payments on account of the Debentures which are made (i) in a manner that is consistent with the terms of this Indenture or the Debentures, and (ii) at any time when no event of default, as defined in any Permitted Secured Debt or the instrument creating the same, has occurred and is continuing in respect of which notice has been given by or on behalf of the holders of Permitted Secured Debt to the Corporation and the Trustee.

     (b) Until written notice shall be given to the Trustee by or on behalf of any holder of any Permitted Secured Debt of the occurrence of any default with respect to such Permitted Secured Debt or of the existence of any other facts which would have the result that any payment with respect to the Debentures would be in contravention of the provisions of this Article 5, the Trustee shall be entitled to assume that no such default has occurred, or that no such facts exist, and nothing in this Indenture shall prevent the Trustee from applying any moneys received by it pursuant to this Indenture prior to the receipt by it of such written notice, to the purposes for which the same were received, notwithstanding the occurrence or continuance of a default with respect to, or the existence of such facts with respect to, such Permitted Secured Debt.

5.6       Subordination Not to be Impaired
          --------------------------------

     (a) The subordination provided for in this Article 5 shall remain in full force and effect until the entire amount of the Permitted Secured Debt has been paid and satisfied in full without regard to, and such subordination shall not be released, discharged, limited or in any way affected or impaired by:

          (i) any lack of validity or enforceability of or any limitation of liability under any agreement, document or instalment now or hereafter given in connection with the Permitted Secured Debt (including without limitation any security and guarantees, and for greater certainty including this Indenture; and such agreements, documents and instruments are hereinafter collectively referred to as the "Credit Documents");

          (ii) any irregularity, defect, informality, lack of power or due authorization relating to any Credit Document;

          (iii) any amendment, modification, addition or supplement to any Credit Document;

          (iv) any extension, renewal, indulgence, compromise, or any other action or inaction, relating to any Credit Document or any person or property;

          (v) any taking or abstention from taking of any security for, or any guarantee of, any of the obligations and liabilities of any person arising under any Credit Document whether or not such security or guarantee is given in connection with a Credit Document;

          (vi) any release, loss, exchange, amendment modification, addition or supplement to or of any Credit Document or any collateral thereunder (with or without consideration);

          (vii) any default under, or any lack of due execution, validity or enforceability of, or any irregularity or other defect in, or any failure to perfect, register or file notice of, any Credit Document;

          (viii) any waiver of or consent to a departure from any requirement or condition precedent contained in any Credit Document;

          (ix) any exercise or non-exercise, negligent or otherwise, of any right, remedy, power or privilege in respect of any Credit Document;

          (x) any change in the parties to, or in the interest of any party in, any Credit Document, including without limitation any change resulting from an assignment of the interest of a party under any Credit Document;

          (xi) any method or sequence of application (or subsequent change thereof) at any time or from time to time used by any holder of Permitted Secured Debt or the Trustee to apply any proceeds received from any source to the Permitted Secured Debt;

          (xii) any sale, lease, transfer or other disposition by the Corporation or the Trustee or any other Person of any property;

          (xiii) any amalgamation, consolidation or merger of the Corporation or the Trustee or any other Person with or into any Person;

          (xiv) any manner of dealing by any holder of Permitted Secured Debt with the Corporation or the Trustee or any other Person;

          (xv) any bankruptcy, insolvency, reorganization, arrangement or similar proceedings involving or affecting the Corporation or the Trustee or any other Person;

          (xvi) any other circumstances of any nature whatsoever which might otherwise constitute a legal or equitable discharge of or defence against the obligations of the Corporation or the Trustee hereunder (except satisfaction in full of the obligations of the Corporation and the Trustee hereunder); or

          (xvii) any other circumstances (except satisfaction in full of the obligations of the Corporation and the Trustee hereunder);

in each case, whether or not the Corporation, the Trustee, any holder of Permitted Secured Debt or any other Person shall have notice or knowledge of any of the foregoing and whether or not any of the holders of Permitted Secured Debt, the Corporation or the Trustee shall have consented thereto.

     (b) With respect to the subordination contemplated by this Article 5, the Trustee, and by acceptance of Debentures, each of the Debentureholders, absolutely and unconditionally waives:

          (i)    notice of any of the matters referred to in subsection 5.6(a);

          (ii) all notices which may be required by statute, rule of law or otherwise to preserve any rights of any holder of Permitted Secured Debt, other than notice of an event of default as provided for in section 5.4;

          (iii) any right to require the exercise by any holder of Permitted Secured Debt of any right, remedy, power or privilege in connection with any Credit Document (including without limitation any right to require any holder of Permitted Secured Debt to take or exhaust any recourse against the Corporation or any other person or under the Credit Documents); and

          (iv) any requirement of diligence or care on the part of any holder of Permitted Secured Debt, or the Trustee.

          The subordination provided for in this Article 5 shall be continuing and shall continue irrespective of any one or more demands which may be made hereunder by any holder of Permitted Secured Debt, and irrespective of any statute of limitations otherwise applicable. If at any time a payment on account of the Permitted Secured Debt is rescinded or avoided upon the insolvency, bankruptcy or reorganization of the Corporation or any other Person or for whatever reason, the subordination provided for in this Article 5 shall be continuing or be reinstated, as applicable, (irrespective of any statute of limitations otherwise applicable) and shall cover and include each such rescinded or avoided payment, all as though such payment had not been made.

5.7       Authorization of Debentureholders to Trustee to Effect Subordination
          --------------------------------------------------------------------

          Each Holder of a Debenture, by his acceptance thereof, authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effect the subordination provided for in this Article 5 and appoints the Trustee his attorney-in-fact for any and all such purposes.

5.8       Knowledge of Trustee
          --------------------

          Notwithstanding the provisions of this Article 5, the Trustee will not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee, or the taking of any other action by the Trustee, unless and until the Trustee has received written notice thereof from the Corporation, any Debentureholder or representative of any class of Permitted Secured Debt.

5.9       Certain Rights of Trustee
          -------------------------

          The Trustee is entitled to all the rights set forth in this Article 5 with respect to any Permitted Secured Debt at any time held by it, to the same extent as any other holder of Permitted Secured Debt, and nothing in this Indenture deprives the Trustee of any of its rights as such holder.

                                   ARTICLE 6
                          COVENANTS OF THE CORPORATION

6.1       General Covenants
          -----------------

          The Corporation covenants with the Trustee for the benefit of the Trustee and the Debentureholders as follows:

     (a) the Corporation will duly and punctually pay or cause to be paid to every Debentureholder the principal amount, interest and Foregone Interest, if any, evidenced by such Holder's Debentures (including, in the case of default, interest on the amount in default) on the dates, at the places, in the money or securities, and in the manner mentioned herein and in the Debentures;

     (b) except as herein otherwise expressly provided, the Corporation will at all times maintain its corporate existence and will keep proper books of account in accordance with generally accepted accounting practices. Upon written notice from the Trustee stating that it has reasonable grounds to believe that an Event of Default has occurred or may occur, the Corporation will furnish or cause to be furnished to the Trustee or its duly authorized agent or attorney such information relating to its business as the Trustee may reasonably require and the books of account will be made available for inspection by the Trustee or such agent or attorney;

     (c) the Corporation will furnish to the Trustee a copy of all financial statements, whether annual or interim, of the Corporation and the report, if any, of the Corporation's auditors thereon and of all annual and other periodic reports of the Corporation furnished to its shareholders at the same time as they are furnished to such shareholders. No obligation shall rest with the Trustee to analyze such statements or evaluate the performance of the Corporation in any manner whatsoever;

     (d) the Corporation will duty and punctually perform and carry out all of the acts or things to be done by it as provided in this Indenture;

     (e) the Corporation shall promptly notify the Trustee in writing of the details of the occurrence of any Event of Default;

     (f) the Corporation will not directly or indirectly, declare or pay any dividends on account of any shares or any class of its shares now or hereafter outstanding or redeem, retire, defease, purchase or otherwise acquire any shares of any class of capital stock (or set aside or otherwise deposit or invest any sums for any of the foregoing purposes) or apply or set apart any sum, or make any other distribution (by reduction of capital or otherwise) in respect of any such shares or agree to do any of the foregoing;

     (g) if the closing price of the Common Shares on NASDAQ is less than U.S.$1.00 for any period of 10 consecutive trading days, the Corporation will consider calling a special meeting of its shareholders for the purpose of approving a consolidation of the Common Shares on such terms as the directors of the Corporation may approve;

     (h) the Corporation will reserve and authorize the issuance of a sufficient number of Common Shares for the purpose of enabling it to satisfy its obligations to issue Common Shares in accordance with the terms of the Debentures;

     (i) the Corporation will cause the Common Shares and the certificates representing the Common Shares from time to time issued in accordance with the terms of the Debentures to be duly issued and delivered in accordance with the Debentures and the terms of the Trust Indenture; and

     (j) the Corporation shall, within three Business Days of a written request by the Trustee, furnish to the Trustee, or to such other Person as the Trustee may direct, a true copy of this Indenture.

6.2       Not to Extend Time for Payment of Interest or Principal Amount
          --------------------------------------------------------------

     (a) The Corporation covenants that, in order to prevent any accumulation after maturity of unpaid interest on, or of unpaid principal amount of, any Debentures, the Corporation will not directly or indirectly extend or assent to the extension of time for payment of any interest upon any Debentures or of any principal amount payable in respect of any Debentures and that it will not directly or indirectly be or become a party to or approve any such arrangement by purchasing or funding any interest on the Debentures or any principal amount thereof or in any other manner and that the Corporation will deliver to the Trustee all Debentures when paid as evidence of such payment.

     (b) If the time for the payment of any interest or principal amount shall be so extended, whether or not such extension is by or with the consent of the Corporation, notwithstanding anything herein or in the Debentures contained, such interest or principal amount shall not be entitled, in case of default hereunder, to the benefit of this Indenture except subject to the prior payment in full of the principal amount of all the Debentures then outstanding and of all matured interest on such Debentures the payment of which has not been so extended.

6.3       To Provide Annual Certificate of Compliance
          -------------------------------------------

          The Corporation covenants that, on or before August 30, 2002 and on or before August 30 in each subsequent year and at any other reasonable time if requested by the Trustee, the Corporation will furnish to the Trustee a Certificate of the Corporation stating that the Corporation has complied with all covenants, conditions and other requirements contained in this Indenture, non-compliance with which would constitute an Event of Default hereunder or, if such is not the case, specifying the covenant, condition or other requirement which has not been complied with and giving particulars of such non-compliance and the action, if any, the Corporation proposes to take with respect thereto.

6.4       Continued Listing
          -----------------

          The Corporation will take all commercially reasonable steps and actions and do all such acts and things as may be required to: (i) as long as it meets the minimum listing requirements of such institutions, maintain the listing and posting for trading on the TSE of the Common Shares or, in the event of a Change of Control, on the TSE, NASDAQ or the New

York Stock Exchange of the securities for or into which the Common Shares were exchangeable or converted in connection with the Change of Control, and (ii) maintain its status as a reporting issuer not in default of the requirements of applicable securities legislation of the provinces of Canada or have outstanding securities registered under the U.S. Securities Exchange Act of 1934, as amended, or in the event of a Change of Control, maintain the status of the Person whose securities were exchanged or converted for Common Shares as part of such Change of Control as a reporting issuer not in default of the requirements of applicable securities legislation of the provinces of Canada or have outstanding securities registered under the U.S. Securities Exchange Act of 1934, as amended.

6.5       To Pay Trustee's Remuneration
          -----------------------------

     (a) The Corporation covenants that it will pay to the Trustee reasonable remuneration for its services as Trustee and will pay all costs, charges and expenses (including reasonable fees and disbursements of its Counsel and all other advisors not regularly in its employ) properly incurred by the Trustee in connection with the trusts hereof, on demand by the Trustee and also (in addition to any right of indemnity given to the Trustee by law) will at all times keep indemnified the Trustee against all liabilities, losses, damages, actions proceedings, costs, claims, expenses and demands in respect of any matter or thing done or omitted by the Trustee (other than through the gross negligence of or misconduct by the Trustee) in any way relating to this Indenture. The said remuneration shall continue to be payable until the trusts hereof be finally wound up and whether or not the trusts of this Indenture shall be in the course of administration by or under the direction of the court.

     (b) Any amount due under this section 6.5 and unpaid 30 days after demand for such payment shall bear interest from the expiration of such 30 day period at a rate per annum equal to the rate generally charged by the Corporate Trust Department of the Trustee from time to time on overdue accounts. After default all amounts so payable and the interest thereon shall be payable out of any funds coming into possession of the Trustee in priority to any payment of the principal amount of, or any interest on the Debentures.

6.6       Trustee May Perform Covenants
          -----------------------------

          If the Corporation shall fail to perform any of its covenants contained herein, the Trustee may in its discretion, but (subject to section 7.2) need not, notify the Debentureholders of such failure or may itself perform any such covenants capable of being performed by it and, if any such covenant requires the payment of money, it may make such payment with its own funds, or with money borrowed by it for such purpose, but shall be under no obligation to do so; and all sums so paid shall be payable by the Corporation in accordance with the provisions of section 6.5. No such performance by the Trustee of any covenant contained herein or payment by the Corporation of any sums advanced or borrowed by the Trustee pursuant to the foregoing provisions shall be deemed to relieve the Corporation from any default hereunder or its continuing obligations hereunder.

6.7       Request for Trust Indenture
          ---------------------------

          The Corporation shall, within three Business Days of a written request by the Trustee, furnish to the Trustee, or to such other Person as the Trustee may direct, a true copy of this Trust Indenture.

6.8       Covenant to Notify Trustee of Change of Name
          --------------------------------------------

          The Corporation shall not change its name or amalgamate with another corporation under a different name without giving at least ten days' prior notice to the Trustee of the new name and the date upon which such change of name or amalgamation is to take effect and, within five Business Days of the change of name or amalgamation, the Corporation shall provide the Trustee with:

     (a) a notarial or certified copy of the articles of amendment or articles of amalgamation effecting the change of name; and

     (b) an opinion from legal counsel satisfactory to the Trustee as to the correct name of the Corporation and confirming that all appropriate registrations, filings or recordings have been made to ensure the continued validity and enforceability of this Indenture and the Debentures.

6.9       Limitation on Certain Additional Debt
          -------------------------------------

          The Corporation represents and warrants to the Trustee that there is no (i) Permitted Secured Debt or (ii) Debt ranking senior to, or pari passu, with the Debentures outstanding or in effect on the date of this Indenture, except such Permitted Secured Debt as has been incurred to finance the cost of acquisition by the Corporation or any of its Subsidiaries of any assets or services in the ordinary course of their respective businesses. The Corporation will not, and will not permit any of its Subsidiaries to, create, incur, assume, suffer, permit to exist or guarantee, directly or indirectly, any Debt that ranks senior to, or pari passu, with the Debentures other than Permitted Secured Debt. Nothing in this section 6.9 will prevent or be deemed to prevent the Corporation or any of its Subsidiaries from creating, incurring, assuming, suffering, permitting to exist or guaranteeing trade debt.

                                   ARTICLE 7
                             DEFAULT AND ENFORCEMENT

7.1       Events of Default
          -----------------

          "Event of Default", wherever used herein, means any one of the following events:

     (a)  failure to pay any principal amount of any Debenture when due; or

     (b) failure to pay any interest on any Debenture when due, continued for a period of five days; or

     (c) default in the performance, or breach, of any covenant or agreement of the Corporation in this Indenture or the Debentures, continued for a period of 30 days after there has been given notice, by registered or certified mail, to the Corporation by the Trustee or by Holders of not less than 25% of the principal amount of Debentures then outstanding specifying such default or breach and requiring it to be remedied, unless the Trustee (having regard to the subject matter of the default) shall have agreed to a longer period and, in such event, for the period agreed to by the Trustee; or

     (d) the institution by the Corporation of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, provincial or state law relating to bankruptcy, insolvency, reorganization or relief of debtors, or the consent by it to the filing of any such petition or to the appointment under any such law of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Corporation or of substantially all of its property, or the making by it of a general assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due; or

     (e) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Corporation a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement or adjustment of or in respect of the Corporation under any applicable law relating to bankruptcy, insolvency, reorganization or relief of debtors, or appointing under any such law a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Corporation or of substantially all of its property, or ordering pursuant to any such law the winding-up or liquidation of its affairs, and the continuance of any such decree, petition, appointment or order unstayed and in effect for a period of 90 consecutive days; or

     (f) if an encumbrancer takes possession of, or appoints a receiver in respect of, all or substantially all of the property of the Corporation, or if any process or execution is levied or enforced upon or gains all or substantially all of the property of the Corporation and remains unsatisfied for such period as would permit any such property to be sold thereunder, unless the Corporation actively and diligently contests in good faith such process, but in that event the Corporation shall, if the Trustee so requires, give security which, in the discretion of the Trustee, is sufficient to pay in full the amount thereby claimed in case the claim is held to be valid.

7.2       Notice of Event of Default
          --------------------------

     (a) If an Event of Default shall occur and is continuing the Trustee shall, within 15 days after it becomes aware of the occurrence of such Event of Default, give notice thereof to the Debentureholders, provided that, notwithstanding the foregoing, the Trustee shall not be required to give such notice if the Trustee in good faith shall have decided that the withholding of such notice is in the best interests of the Debentureholders and shall have so advised the Corporation in writing.

     (b) Where notice of the occurrence of an Event of Default has been given and the Event of Default is thereafter cured, notice that the Event of Default is no longer continuing shall be given by the Trustee to the Debentureholders within 15 days after the Trustee becomes aware that the Event of Default has been cured.

7.3       Acceleration on Default
          -----------------------

          If any Event of Default has occurred and is continuing, the Trustee may in its discretion, and shall upon receipt of a Debentureholders' Request, subject to sections 7.4 and 10.11(d), by notice in writing to the Corporation declare the principal amount of and interest on the Debentures then outstanding and any other moneys payable hereunder to be due and payable and the same shall forthwith become immediately due and payable to the Trustee, notwithstanding anything contained therein or herein to the contrary, and the Corporation shall pay forthwith to the Trustee for the benefit of the Debentureholders the principal amount of and accrued and unpaid interest (including interest on amounts in default) on such Debentures and all other moneys payable hereunder, together with subsequent interest thereon at the rate borne by the Debentures from the date of such declaration until payment is received by the Trustee. Such payment when made shall be deemed to have been made in discharge of the Corporation's obligations hereunder and any moneys so received by the Trustee shall be applied as provided in section 7.7.

7.4       Waiver of Default
          -----------------

          If an Event of Default shall have occurred:

     (a) the Holders of a majority (i.e. greater than 50%) of the principal amount of the Debentures then outstanding shall have the power (in addition to the other powers exercisable by Extraordinary Resolution as hereinafter provided) by instrument signed by such Holders to instruct the Trustee to waive any Event of Default hereunder and/or to cancel any declaration made by the Trustee pursuant to section 7.3 and the Trustee shall thereupon waive the Event of Default and/or cancel such declaration upon such terms and conditions as such Debentureholders shall prescribe; and

     (b) the Trustee, so long as it has not become bound to institute any proceedings hereunder, shall have the power to waive any Event of Default hereunder if in the Trustee's opinion, the same shall have been cured or adequate satisfaction made therefor, and in such event to cancel any such declaration theretofore made by the Trustee in the exercise of its discretion, upon such terms and conditions as the Trustee may consider advisable;

provided that no delay or omission of the Trustee or of the Debentureholders to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or acquiescence therein and provided further that no act or omission either of the Trustee or of the Debentureholders shall extend to or be taken in any manner whatsoever to affect any subsequent Event of Default hereunder or the rights resulting therefrom.

7.5       Enforcement by the Trustee
          --------------------------

          If an Event of Default shall have occurred, but subject to sections
7.4 and 12.3 and to the provisions of any Extraordinary Resolution that may be passed by the Debentureholders as provided:

     (a) the Trustee may in its discretion proceed to enforce the rights of the Trustee and of the Debentureholders by any action, suit, remedy or proceeding authorized or permitted by this Indenture or by law or equity; and may file such proof of debt, amendment of proof of debt, claim, petition or other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Debentureholders filed in any bankruptcy, insolvency, winding-up or other judicial proceedings relating to the Corporation or its creditors or relating to or affecting its property;

     (b) no such remedy for the enforcement of the rights of the Trustee or the Debentureholders shall be exclusive of or dependent on any other such remedy but any one or more of such remedies may from time to time be exercised independently or in combination;

     (c) all rights of action hereunder may be enforced by the Trustee without the possession of any of the Debentures or to the production thereof on the trial or other proceedings relating thereto; and

     (d) upon receipt of a Debentureholders' Request and upon receiving sufficient funds and being indemnified to its satisfaction as provided in subsection 12.3(b), the Trustee shall exercise or take such one or more of such remedies as the Debentureholders' Request may direct, provided that if any such Debentureholders' Request directs the Trustee to take proceedings out of court the Trustee may in its discretion take judicial proceedings in lieu thereof

7.6       Limitation on Suits
          -------------------

          No Holder of any Debentures shall have any right to institute any action, suit or proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy authorized or permitted by this Indenture or by law or by equity hereunder, unless:

     (a) such Holder has previously given written notice to the Trustee, or vice-versa, of a continuing Event of Default;

     (b) the Trustee shall have received a Debentureholders' Request requesting the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder and the Trustee shall have been offered a reasonable opportunity either itself to proceed to exercise the powers hereinbefore granted or to institute an action, suit or proceeding in its name for such purpose;

     (c) the Holder or Holders executing such Debentureholders' Request have provided to the Trustee sufficient funds and/or indemnity against the costs, expenses and liabilities to be incurred in compliance with such request in accordance with subsection 12.3(b);

     (d) the Trustee, for 60 days after its receipt of such notice, Debentureholders' Request and provision of funds and/or indemnity, has failed to institute any such proceeding; and

     (e) no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of a majority or more in principal amount of the outstanding Debentures.

          In such event but not otherwise any Debentureholder, acting on behalf of himself and all other Debentureholders, shall be entitled to take proceedings in any court of competent jurisdiction such as the Trustee might have taken under section 7.5, but in no event shall any Debentureholder or combination of Debentureholders have any right to take any other remedy or proceedings out of court; it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce my right under this Indenture, except in the manner herein provided and for the equal and rateable benefit of all the Holders.

7.7       Application of Moneys
          ---------------------

     (a) Except as otherwise provided herein, any moneys arising from any enforcement hereof, whether by the Trustee or any Debentureholder, shall be held by the Trustee and applied by it, together with any moneys then or thereafter in the hands of the Trustee available for the purpose, as follows:

          (i) first, in payment or reimbursement to the Trustee of the amounts contemplated by section 6.5, including without limitation, the remuneration, expenses, disbursements and advances of the Trustee earned, incurred or made in the administration or execution of the trusts hereunder or otherwise in relation to this Indenture with interest thereon as herein provided;

          (ii) second (but subject to section 6.2), in or towards payment of the principal amount of all of the Debentures then outstanding and thereafter in or towards payment of the accrued and unpaid interest and interest on overdue interest on such Debentures (or if the Debentureholders, by Extraordinary Resolution, shall have directed payments to be made in accordance with any other order of priority, or without priority as between principal amount and interest, then such moneys shall be applied in accordance with such direction); and

          (iii) third, the surplus (if any) of such moneys shall be paid to the Corporation or as it may direct,

provided, however, that no payments shall be made in respect of the principal amount or interest on any Debenture held by or for the benefit of the Corporation or any of its Subsidiaries (other than any Debenture pledged for value and in good faith to a Person other than the Corporation or any of its Subsidiaries, but only to the extent of such Person's interest therein) except subject to the prior payment in full of the principal amount of and interest on all Debentures which are not so held.

     (b) For the purpose of disregarding any Debentures owned legally or beneficially by the Corporation or any of its Subsidiaries as required by subsection 7.7(a), the Corporation shall provide to the Trustee, from time to time and forthwith upon the Trustee's written request, a Certificate of the Corporation setting forth as at the date of such Certificate:

          (i) the names (other than the name of the Corporation) of the registered holders of Debentures which, to the knowledge of the Corporation, are owned by or held for the account of the Corporation or any of its Subsidiaries; and

          (ii) a list of Debentures owned legally and beneficially by the Corporation or any of its Subsidiaries;

and the Trustee shall be entitled to rely on such Certificate for all purposes.

7.8       Distribution of Moneys
          ----------------------

          Payments to Debentureholders pursuant to subsection 7.7(a)(ii) shall be made as follows:

     (a) at least 15 days' notice of every such payment shall be given in the manner provided in Article 11 specifying the date and time when and the place or places where such payments are to be made and the amount of the payment and the application thereof as between principal amount and interest;

     (b) payment of any Debenture shall be made upon presentation thereof at any one of the places specified in such notice and any such Debenture thereby paid in full shall be surrendered, otherwise a notation of such payment shall be endorsed thereon; but the Trustee may in its discretion dispense with presentation and surrender or endorsement in any special case upon receipt by it of such indemnity as it shall consider sufficient;

     (c) from and after the date of payment specified in the notice, interest shall accrue only on the amount owing on each Debenture after giving credit for the amount of the payment specified in such notice unless the Debenture in respect of which such amount is owing is duly presented on or after the date so specified and payment of such amount is not made; and

     (d) the Trustee shall not be required to make any partial or interim payment to Debentureholders unless the moneys in its hands, after reserving therefrom such amount as the Trustee may think necessary to provide for the payments mentioned in subsection 7.7(a)(i) exceed 5% of the aggregate principal amount of the outstanding Debentures, but it may retain the moneys so received by it and deal with the same as provided in section 12.10 until the money or investments representing the same, with the income derived therefrom, together with any other moneys for the time being under its control, shall be sufficient for such purpose or until it shall consider it advisable to apply the same in the manner hereinbefore set forth. For certainty, the foregoing shall, however, not apply to a final payment or distribution hereunder.

7.9       Persons Dealing with Trustee
          ----------------------------

          No Person dealing with the Trustee or any of its agents shall be concerned to enquire whether an Event of Default has occurred, or whether the powers which the Trustee is purporting to exercise have become exercisable, or whether any moneys remain due under this Indenture or on the Debentures, or to see to the application of any moneys paid to the Trustee; and in the absence of fraud on the part of such Person, such dealing shall be deemed to be within the powers hereby conferred and to be valid and effective accordingly.

7.10      Trustee Appointed Attorney
          --------------------------

          Following an Event of Default, and for so long as such Event of Default continues, the Corporation appoints the Trustee to be the attorney of the Corporation in the name add on behalf of the Corporation to execute any instruments and do any things which the Corporation ought to execute and do, and has not executed or done, under the covenants and provisions contained in this Indenture and generally to use the name of the Corporation in the exercise of all or any of the powers hereby conferred on the Trustee with full powers of substitution and revocation.

7.11      Remedies Cumulative
          -------------------

          No remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other remedy, but each and every remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or by statute.

7.12      Judgment Against the Corporation
          --------------------------------

          In the case of any judicial or other proceedings to obtain judgment for the principal amount of or interest on the Debentures, judgment may be rendered against the Corporation in favour of the Debentureholders or in favour of the Trustee, as trustee for the Debentureholders, for any amount which may remain due in respect of the Debentures and the interest thereon and any other moneys owing hereunder.

                                   ARTICLE 8
                           SATISFACTION AND DISCHARGE

8.1       Cancellation of Debentures
          --------------------------

          All matured Debentures shall forthwith before payment thereof be delivered to the Trustee and cancelled by it. If required by the Corporation, the Trustee shall furnish to it a certificate setting out the designating numbers and denominations of the Debentures cancelled.

8.2       Non-Presentation of Debentures
          ------------------------------

          If the Holder of any Debenture shall fail to present the same for payment on the date of purchase pursuant to an Offer to Purchase or on the date fixed for redemption or on the date on which the principal amount thereof, the interest thereon and any Foregone Interest represented thereby becomes payable either at maturity or otherwise or shall not accept payment on account thereof and give such receipt therefor (if any) as the Trustee may require:

     (a) the Corporation shall be entitled to pay to the Trustee and direct it to set aside; or

     (b) in respect of moneys or securities in the hands of the Trustee which may or should be applied to the payment of the Debentures, the Corporation shall be entitled to direct the Trustee to set aside; or

     (c) if the redemption was pursuant to notice given by the Trustee, the Trustee may itself set aside;

such money and/or securities, as the case may be, in trust to be paid to the Holder of such Debenture upon due presentation and surrender thereof in accordance with the provisions of this Indenture, and thereupon such principal amount, interest or Foregone Interest on or represented by each Debenture in respect of which such moneys and/or or securities have been set aside shall be deemed to have been paid and thereafter such Debentures shall not be considered as outstanding hereunder and the Holders thereof shall thereafter have no right in respect thereof except that of receiving payment of the moneys and/or securities so set aside by the Trustee (without interest thereon) upon due presentation and surrender thereof, subject always to the provisions of section
8.3. Any moneys so set aside may, and, if remaining unclaimed for 30 days shall, on the direction of the Corporation, be invested by the Trustee in accordance with section 12.10.

8.3       Repayment of Unclaimed Moneys or Securities
          -------------------------------------------

          Any moneys and/or securities set aside under sections 3.6, 3.9, 3.16, 3.17, 3.18 or 8.2 and not claimed by and paid to Debentureholders within six years after the date of such setting aside shall, subject to applicable law, be repaid or returned, as the case may be, to the Corporation by the Trustee on demand, and thereupon the Trustee shall be released from all further liability with respect to such moneys and/or securities and thereafter the Holders of the Debentures in respect of which such moneys and/or securities were so repaid or returned, as the case may be, to the Corporation shall have no rights in respect thereof except to obtain payment of such moneys and/or securities without interest thereon from the Corporation up to such time as the right to proceed against the Corporation for recovery of such moneys has become statute barred under the laws of the Province of Ontario.

8.4       Discharge
          ---------

          Upon proof being given to the reasonable satisfaction of the Trustee that all the Debentures and interest (including interest on amounts in default) and Foregone Interest, if any, thereon or evidenced thereby have been paid or satisfied or that all the outstanding Debentures having matured or having been duly called for redemption or having been automatically redeemed or the Trustee having been given irrevocable instructions by the Corporation to give within 90 days' notice of redemption of all the outstanding Debentures, such payment or redemption has been duly provided for by payment to the Trustee, and upon payment of all costs, charges and expenses properly incurred by the Trustee in relation to this Indenture and all interest thereon and the remuneration of and any other amounts accrued or owing by the Corporation to the Trustee under this Indenture, or upon provision satisfactory to the Trustee being made therefor, the Trustee shall, at the request and at the expense of the Corporation, execute and deliver to the Corporation such deeds or other instruments as shall be necessary to evidence the satisfaction and discharge of this Indenture and to release the Corporation from its covenants contained herein except those relating to the indemnification of the Trustee.

8.5       Withholding
          -----------

          Unless otherwise directed by a Certificate of the Corporation, the Trustee shall withhold tax on all amounts paid or credited to a Holder, who at all relevant times for purposes of the Income Tax Act (Canada) is not a resident or deemed to be a resident of Canada for the purposes of such Act and does not use or hold a Debenture or Common Shares acquired under the terms of this Indenture in carrying on business in Canada, as, on account or in lieu of payment of or in satisfaction of interest including without limitation any amount paid or credited to such a Holder in respect of Foregone Interest and remit such withheld tax to the appropriate authorities.

                                  ARTICLE 9
                                SUCCESSOR PERSONS

9.1       Certain Requirements in Respect of Merger, etc.
          -----------------------------------------------

          The Corporation may not, in a single transaction or a series of transactions, amalgamate or consolidate with or merge into any other Person, or permit any other Person to amalgamate or consolidate with or merge into the Corporation, or directly or indirectly transfer, sell, lease or otherwise dispose of all or substantially all of its property or assets (a "disposition") to any Person, but may do so if:

     (a) the Corporation shall be the surviving Person, or the Person (if other than the Corporation) formed by such amalgamation, consolidation or into which the Corporation is merged or that acquires by disposition all or substantially all of the properties or assets of the Corporation shall expressly assume, by a supplemental indenture executed and delivered to the Trustee in form satisfactory to the Trustee, all of the Corporation's obligations under this Indenture and the Debentures (the Corporation or such other Person who becomes such a successor obligor under this Indenture being herein referred to as the "Successor Person");

     (b) such transaction will, to the satisfaction of Counsel to the Trustee, acting reasonably, be upon such terms as substantially to preserve and not impair in any material respect the rights and powers of the Trustee or of the Debentureholders hereunder; and

     (c) no condition or event shall exist in respect of the Corporation or the Successor Person, either at the time of such transaction or immediately thereafter after giving full effect thereto, which constitutes or would, after the giving of notice or the lapse of time or both, constitute an Event of Default hereunder.

9.2       Vesting of Powers in Successor
          ------------------------------

          Whenever the conditions of section 9.1 have been duly observed and performed, the Trustee shall execute and deliver the supplemental indenture provided for in Article 13 and thereupon:

     (a) the Successor Person shall possess and from time to time may exercise each and every right and power of the Corporation under this Indenture in the name of the Corporation or otherwise, and any act or proceeding by any provision of this Indenture required to be done or performed by any Directors or officers of the Corporation may be done and performed with like force and effect by the like directors or officers of such Successor Person; and

     (b) the Corporation shall be released and discharged from liability under this Indenture and the Trustee may execute such documents which it may be advised are necessary or advisable for effecting or evidencing such release and discharge.

                                   ARTICLE 10
                          MEETINGS OF DEBENTUREHOLDERS

10.1      Right to Convene Meetings
          -------------------------

          The Trustee may at any time and from time to time and shall, on receipt of a Written Request of the Corporation or a Debentureholders' Request and receipt of sufficient funds and upon being indemnified to its reasonable satisfaction by the Corporation or by the Debentureholders signing such Debentureholders' Request against the costs which may be incurred in connection with the calling and holding of such meeting, convene a meeting of the Debentureholders. If the Trustee fails within 30 days after receipt of such Written Request of the Corporation or Debentureholders' Request and such indemnity to give notice convening a meeting, the Corporation or such Debentureholders, as the case may be, may convene such meeting. Every such meeting shall be held in the City of Toronto or at such other place as may be approved or determined by the Trustee.

10.2      Notice of Meetings
          ------------------

          Subject to section 10.12, at least 21 days' notice of any meeting shall be given to Debentureholders and a copy thereof shall, be sent by mail to the Trustee unless the meeting has been called by it and to the Corporation unless the meeting has been called by it. Such notice shall state the time when and the place where the meeting is to be held and shall state briefly the general nature of the business to be transacted thereat, but it shall not be necessary for any such notice to set out the terms of any resolution to be proposed at the meeting or any of the provisions of this Article 10.

10.3      Chairman
          --------

          An individual, who need not be a Debentureholder, nominated in writing by the Trustee shall be chairman of the meeting and if no individual is so nominated or if the individual so nominated is unable or unwilling to act or if the individual so nominated is not present within 15 minutes from the time fixed for the holding of the meeting, the Debentureholders present in person or by proxy shall choose an individual present to be chairman.

10.4      Quorum
          ------

          At any meeting of the Debentureholders other than a meeting convened for the purpose of considering a resolution proposed to be passed as an Extraordinary Resolution, as to which the provisions of section 10.12 shall be applicable, a quorum shall consist of Debentureholders present in person or by proxy and representing at least 15% in principal amount of the outstanding Debentures. If a quorum of the Debentureholders shall not be present within 30 minutes from the time fixed for holding any such meeting, the meeting, if convened by the Debentureholders or pursuant to a Debentureholder's Request, shall be dissolved; but in any other case the meeting shall be adjourned to be reconvened on the same day in the next week (unless such day is not a Business Day, in which case it shall be adjourned to be reconvened on the next Business Day following such day) at the same time and place, to the extent possible. At the reconvened meeting, the Debentureholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened notwithstanding that they may not represent 15% of the principal amount of the outstanding Debentures. No business shall be transacted at any meeting unless the required quorum is present at the commencement of the meeting.

10.5      Power to Adjourn
          ----------------

          The chairman of any meeting at which a quorum of the Debentureholders is present may, with the consent of the Holders of a majority in principal amount of the Debentures represented thereat, adjourn any such meeting and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

10.6      Show of Hands
          -------------

          Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on Extraordinary Resolutions shall be given in the manner hereinafter provided. At such meeting, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

10.7      Poll
          ----

          On every Extraordinary Resolution, and on any other question submitted to a meeting, when demanded by the chairman or by one or more Debentureholders and/or proxies for Debentureholders holding at least 5% of the principal amount of the Debentures represented thereat, a poll shall be taken in such manner as the chairman shall direct. Questions other than

Extraordinary Resolutions shall, if a poll is taken, be decided by the votes of the holders of a majority in principal amount of the Debentures represented at the meeting and voted on the poll.

10.8      Voting
          ------

          On a show of hands, every Person who is present and entitled to vote, whether as a Debentureholder or as proxy, shall have one vote. On a poll, each Debentureholder present in person or represented by a duly appointed proxy shall be entitled to one vote in respect of each $1,000 principal amount of Debentures of which he shall then be the Holder. A proxy need not be a Debentureholder. In the case of joint registered Holders of a Debenture, any one of them present in person or by proxy at the meeting may vote in the absence of the other or others; but in case more than one of them are present in person or by proxy, they shall vote together in respect of the Debentures of which they are joint registered Holders.

10.9      Regulations
          -----------

          The Trustee or the Corporation, with the approval of the Trustee, may from time to time make and from time to time vary such regulations as it shall from time to time think fit providing for:

     (a) voting by proxy and the form of the instrument appointing a proxy (which shall be in writing) and the manner in which the same shall be executed and for the production of the authority of any Person signing on behalf of a Debentureholder;

     (b) the deposit of instruments appointing proxies at such place as the Trustee, the Corporation or the Debentureholders convening a particular meeting, as the case may be, may in the notice convening the meeting direct and the time, if any, before the holding of the meeting or any adjournment thereof by which the same shall be deposited; and

     (c) the deposit of instruments appointing proxies at some approved place or places other than the place at which a particular meeting is to be held and enabling particulars of instruments appointing proxies to be mailed, telecopied or electronically transmitted before the meeting to the Corporation or to the Trustee at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting.

          Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as herein provided or as such regulations may provide, the only Persons who shall be recognized at any meeting of the holders of any Debentures, or as entitled to vote or be present at the meeting in respect thereof, shall be Debentureholders and Persons whom Debentureholders have duly appointed as their proxies.

10.10     Corporation and Trustee May Be Represented
          ------------------------------------------

          The Corporation and the Trustee, by their respective officers, directors and employees, and the legal advisors of the Corporation and the Trustee may attend any meeting of the Debentureholders, but shall have no vote as such.

10.11     Powers Exercisable by Extraordinary Resolution
          ----------------------------------------------

          In addition to the powers conferred upon them by any other provisions of this Indenture or by law, a meeting of the Debentureholders shall have the following powers which, subject to approval of the TSE, shall be exercisable from time to time by Extraordinary Resolution:

     (a) power to approve any change whatsoever in any of the provisions of this Indenture or the Debentures and any modification, abrogation, alteration, compromise or arrangement of the rights of the Debentureholders and/or (subject to the prior consent of the Trustee) the Trustee against the Corporation or against its undertaking, property and assets or any part thereof, whether such rights arise under this Indenture or the Debentures or otherwise;

     (b) power to approve any scheme for the reconstruction or reorganization of the Corporation or for the consolidation, amalgamation or merger of the Corporation with any other corporation or for the selling or leasing of the undertaking, property and assets of the Corporation or any part thereof, provided that no such approval shall be necessary in respect of any such transaction if the provisions of Article 9 shall have been complied with;

     (c) power to direct or authorize the Trustee to exercise any power, right, remedy or authority given to it by this Indenture or the Debentures in any manner specified in such Extraordinary Resolution or to refrain from exercising any such power, right, remedy or authority;

     (d) power to waive and direct the Trustee to waive any default or Event of Default hereunder and/or cancel any declaration made by the Trustee pursuant to section 7.3, in each case either unconditionally or upon any conditions specified in such Extraordinary Resolution;

     (e) power to restrain any Debentureholder from taking or instituting any suit, action or proceeding for the purpose of enforcing payment of the principal amount of or interest on any Debenture, or for the execution of any trust or power hereunder;

     (f) power to direct any Debentureholder who, as such, has brought any action, suit or proceeding, to stay or discontinue or otherwise deal with the same in the manner directed by such Extraordinary Resolution upon payment, if the taking of such action, suit or proceeding shall have been permitted by section 7.6, of the costs, charges and expenses reasonably and properly incurred by such Debentureholder in connection therewith;

     (g) power to appoint a committee to consult with the Trustee (and to remove any committee so appointed) and to delegate to such committee (subject to such limitation, if any, as may be prescribed in such Extraordinary Resolution) all or any of the powers which the Debentureholders may exercise by Extraordinary Resolution under this section 10.11; the Extraordinary Resolution making such appointment may provide for payment of the expenses and disbursements of and compensation to such committee and the Trustee; such committee shall consist of such number of individuals (who need not be Debentureholders) as shall be prescribed in the Extraordinary Resolution appointing it; subject to the Extraordinary Resolution appointing it, every such committee may elect its chairman and may make regulations respecting its quorum, the calling of its meetings, the filling of vacancies occurring in its number, the manner in which it may act and its procedure generally and such regulations may provide that the committee may act at a meeting at which such quorum is present or may act by resolution signed in one or more counterparts by a majority of the members thereof or the number of members thereof necessary to constitute a quorum, whichever is the greater; all acts of any such committee within the authority delegated to it shall be binding upon all Debentureholders;

     (h) power to agree to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Corporation;

     (i) power to authorize the distribution in specie of any shares, bonds, debentures or other securities or obligations and/or cash or other consideration received or the use or disposition of the whole or any part of such shares, bonds, debentures or other securities or obligations and/or cash or other consideration in such manner and for such purpose as may be considered advisable and specified in such Extraordinary Resolution;

     (j) power to approve the exchange of the Debentures for or the conversion thereof into shares, bonds, debentures or other securities or obligations of the Corporation or of any corporation formed or to be formed;

     (k) power to remove the Trustee from office and to appoint a new Trustee or Trustees; and

     (l) power to amend, alter or repeal any Extraordinary Resolution previously passed or approved by the Debentureholders or by any committee appointed pursuant to subsection 10.11(g).

10.12     Meaning of "Extraordinary Resolution"
          -------------------------------------

     (a) The expression "Extraordinary Resolution" when used in this Indenture means, subject as hereinafter provided in this Article 10, a resolution proposed to be passed as an Extraordinary Resolution at a meeting of Debentureholders duly convened for the purpose and held in accordance with the provisions of this
Article 10 at which the Holders of more than 25% of the principal amount of the Debentures then outstanding are present in person or by proxy and passed by the favourable votes of the holders of not less than 66 2/3 % of the principal amount of Debentures represented at the meeting and voted on a poll upon such resolution.

     (b) If at any such meeting, the holders of more than 25% of the principal amount of the Debentures then outstanding are not present in person or by proxy within 30 minutes after the time appointed for the meeting, then the meeting, if convened by the Debentureholders or pursuant to a Debentureholder's Request, shall be dissolved; but in any other case it may, at the option of the Corporation, be adjourned to such date, being not less than 21 nor more than 60 days later, and to such place and time as may be appointed by the chairman. Not less than ten days' notice shall be given to Debentureholders of the time and place of such adjourned meeting in the manner provided in Article 11. Such notice shall state that at the adjourned meeting the Debentureholders present in person or by proxy shall form a quorum, but, it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting, the Debentureholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed in accordance with subsection 10.12(a) shall be an Extraordinary Resolution within the meaning of this Indenture notwithstanding that the holders of more than 25% of the principal amount of the Debentures then outstanding are not present in person or by proxy of such adjourned meeting.

     (c) Votes on an Extraordinary Resolution shall always be given on a poll and no demand for a poll on an Extraordinary Resolution shall be necessary.

10.13     Powers Cumulative
          -----------------

          It is hereby declared and agreed that any one or more of the powers and/or combination of the powers in this Indenture stated to be exercisable by the Debentureholders by Extraordinary Resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the right of the Debentureholders to exercise the same or any other power or powers or combination of powers thereafter from time to time.

10.14     Minutes
          -------

          Minutes of all resolutions and proceedings at every meeting of Debentureholders shall be made and duly entered in books to be provided for that purpose by the Trustee at the expense of the Corporation, and any such minutes, if signed by the chairman of the meeting at which such resolutions were passed or proceedings taken, or by the chairman of the next succeeding meeting of the Debentureholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting, in respect of the proceedings of which minutes shall have been made, shall be deemed to have been duly held and convened, and all resolutions passed or proceedings taken thereat to have been duly passed and taken.

10.15     Signed Instruments
          ------------------

          Any action which may be taken and any power which may be exercised by the Debentureholders at a meeting held as hereinbefore in this Article 10 provided may also be taken and exercised by the Holders of not less than 66 2/3% of the principal amount of the outstanding Debentures by a signed instrument and the expression "Extraordinary Resolution" when used in this Indenture shall include an instrument so signed. Notice of any Extraordinary Resolution passed in accordance with this section 10.15 shall be given by the Trustee to the Debentureholders within 30 days of the date on which such Extraordinary Resolution was passed.

10.16     Binding Effect of Resolutions
          -----------------------------

          Every resolution and every Extraordinary Resolution passed in accordance with the provisions of this Article 10 at a meeting of Debentureholders shall be binding upon all the Debentureholders, whether present at or absent from such meeting, and every instrument signed by Debentureholders in accordance with section 10.15 shall be binding upon all

Debentureholders, whether signatories thereto or not, and each and every Debentureholder and the Trustee (subject to the provisions for its funding and indemnity herein contained) shall be bound to give effect to every such resolution, Extraordinary Resolution and instrument.

10.17     Evidence of Rights of Debentureholders
          --------------------------------------

          Any request, direction, notice, consent or other instrument which this Indenture may require or permit to be signed or executed by the Debentureholders may be in any number of concurrent instruments of similar tenor and may be signed or executed by such Debentureholders in person or by attorney duly appointed in writing. Proof of the execution of any such request, direction, notice, consent or other instrument or of a writing appointing any such attorney shall be sufficient for any purpose of this Indenture if made in the following manner, namely, the fact and date of the execution by any Person of such request, direction, notice, consent or other instrument or writing may be proved by the certificate of any notary public, or other officer authorized to take acknowledgements of deeds to be recorded at the place where such certificate is made, that the Person signing such request, direction, notice, consent or other instrument or writing acknowledged to him the execution thereof, or by an affidavit of a witness of such execution or in any other manner which the Trustee may consider adequate.

The Trustee may, nevertheless, in its discretion require further proof in cases where it considers further proof necessary or desirable or may accept such other proof as it shall consider proper.

                                   ARTICLE 11
                                     NOTICES

11.1      Notice to the Corporation
          -------------------------

          Any notice to the Corporation under the provisions of this Indenture shall be valid and effective if delivered personally or by telecopy to, or subject to section 11.4, if given by registered mail, postage prepaid, addressed to the Corporation at 25821 Industrial Boulevard, Hawyard, California 94545,
Attention: Chief Executive Officer, Telecopier No. (510) 780-5401 and shall be deemed to have been given on the date of delivery personally or by telecopy if so delivered prior to 5:00 p.m. (Toronto time) on a Business Day and otherwise on the next Business Day or on the fifth Business Day after such letter has been mailed, as the case may be. The Corporation may from time to time notify the Trustee of a change in address which thereafter, until changed by further notice, shall be the address of the Corporation for all purposes of this Indenture.

11.2      Notice to Debentureholders
          --------------------------

          Except as otherwise expressly provided herein, all notices to be given hereunder to one or more Debentureholders shall be valid and effective if such notice is delivered personally or, subject to section 11.4, sent by first class mail, postage prepaid, addressed to such Holders at their post office addresses appearing in any of the registers hereinbefore mentioned, or sent by telecopier to such Holders at the telecopier number appearing in any of the registers hereinbefore mentioned. Any notice delivered or sent by mail shall be deemed to have been given on the day upon which it is delivered or mailed, as the case may be, and any notice transmitted by telecopier shall be deemed to have been given on a day if transmitted prior to 5:00 p.m., (local time) on such day. Any accidental error, omission or failure in giving or in delivering, mailing or transmitting by telecopier any such notice or the non-receipt of any such notice by any Debentureholder or Holders shall not invalidate or otherwise prejudicially affect any action or proceeding founded thereon.

11.3      Notice to the Trustee
          ---------------------

          Any notice to the Trustee under the provisions of this Indenture shall be valid and effective if delivered personally or by telecopy to, or, subject to section 11.4, if given by registered mail, postage prepaid, addressed to, the Trustee at Computershare Trust Company of Canada, 100 University Avenue, 11th Floor, South Tower, Toronto, Ontario, M5J 2Y1, Facsimile: (416) 981-9777, and shall be deemed to have been given on the date of delivery personally or by telecopy if so delivered prior to 5:00 p.m. (local time) on a Business Day and otherwise on the next Business Day, or on the fifth Business Day after such letter has been mailed, as the case may be. The Trustee may from time to time notify the Corporation of a change in address which thereafter, until changed by further notice, shall be the address of the Trustee for all purposes of this Indenture.

11.4      Mail Service Interruption
          -------------------------

          If the Trustee determines that mail service is or is threatened to be interrupted at the time when the Trustee is required or elects to give any notice to the Debentureholders hereunder, the Trustee shall, notwithstanding the provisions hereof, give such notice at the Corporation's expense by means of publication in the Globe and Mail or National Post, national edition, or any other English language daily newspaper or newspapers of general circulation in Canada and in a French language daily newspaper of general circulation in the Province of Quebec, once in each of two successive weeks and any notice so published shall be deemed to have been given on the latest date on which the publication takes place.

          If by reason of any actual or threatened interruption of mail service due to strike, lock-out or otherwise, any notice to be given to the Corporation or to the Trustee would be unlikely to reach its destination in a timely manner, such notice shall be valid and effective only if delivered personally or by telecopy in accordance with section 11.1 or 11.3, as the case may be.

                                   ARTICLE 12
                             CONCERNING THE TRUSTEE

12.1      Trust Indenture Legislation
          ---------------------------

     (a) In this Indenture, the term "Indenture Legislation" means the provisions, if any, of the Business Corporations Act (Ontario) and any other statute of Canada or a province thereof, and of the regulations under any such statute, relating to trust indentures and to the rights, duties and obligations of trustees under trust indentures and of corporations issuing debt obligations under trust indentures, to the extent that such provisions are at the time in force and applicable to this Indenture or the Corporation or the Trustee.

     (b) If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Indenture Legislation, such mandatory requirement shall prevail.

     (c) At all times in relation to this Indenture and any action to be taken hereunder, the Corporation and the Trustee each shall observe and comply with Indenture Legislation and the Corporation, the Trustee and each Debentureholder shall be entitled to the benefits of Indenture Legislation.

12.2      No Conflict of Interest
          -----------------------

          The Trustee represents to the Corporation that at the date of the execution and delivery of this Indenture there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder. If at any time a material conflict of interest exists in the Trustee's role as a fiduciary hereunder, the Trustee shall, within 90 days after it becomes aware that such a material conflict, of interest exists, either eliminate the same or else resign from the trusts hereunder by giving notice in writing to the Corporation at least 21 days prior to such resignation and shall upon such resignation becoming effective be discharged from all further duties and liabilities hereunder. If any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this Indenture and the Debentures shall not be affected in any manner whatsoever by reason thereof.

12.3      Rights and Duties of Trustee
          ----------------------------

     (a) In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Trustee shall act honestly and in good faith with a view to the best interests of the Debentureholders as a whole and exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

     (b) The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Trustee or the Debentureholders hereunder shall be conditional upon the Debentureholders furnishing, when required by notice in writing by the Trustee, sufficient funds to commence or continue such act, action or proceeding and indemnity reasonably satisfactory to the Trustee to protect and hold harmless the Trustee against the costs, charges, expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless funded and indemnified as aforesaid.

     (c) The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Debentureholders at whose instance it is acting to deposit with the Trustee the Debentures held by them, for which Debentures the Trustee shall issue receipts.

     (d) Every provision of this Indenture that by its terms relieves the Trustee of liability or entitles it to rely upon any evidence submitted to it is subject to the provisions of the Indenture Legislation, this section 12.3 and section 12.4.

     (e) In determining who is a U.S. Person, the Trustee may rely and shall be protected in relying solely upon the registered address of the Debentureholder or Common Share holder in the case that the Debenture has been converted or the address of the transferee as indicated on the form of transfer or conversion for the Debentures in question, as applicable, for all purposes.

     (f) The Trustee shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall have been required so to do under the terms hereof

12.4      Evidence, Experts and Adviser
          -----------------------------

     (a) In addition to the reports, certificates, opinions, statutory declarations and other evidence required by this Indenture, the Corporation shall furnish to the Trustee such additional evidence of compliance with any provisions hereof, and in such form as may be prescribed by the Indenture Legislation or as the Trustee may reasonably require by written notice to the Corporation.

     (b) The Trustee shall be protected in acting and relying upon any written notice, request, waiver, consent, certificate, receipt, statutory declaration, opinion, report or other paper or document furnished to it, not only as to its due execution and the validity and the effectiveness of its provisions, but also as to the truth, acceptability and accuracy of any information therein contained which it in good faith believes to be genuine and what it purports to be.

     (c) The Trustee may employ or retain such counsel, auditors, accountants, agents, appraisers, brokers or other experts or advisers, whose qualifications give authority to any advice, opinion or report made by them, as it may reasonably require for the purpose of determining and discharging its duties hereunder and shall not be responsible for any misconduct on the part of any of them and the Trustee may act and rely and shall be protected in acting and relying in good faith on the opinion or advice of or information obtained from any Counsel, auditors, accountants appraisers, brokers or other experts or advisors whether retained or employed by the Corporation or by the Trustee, in relation to any matter arising in the administration of the trusts hereof. The fees of such counsel or other experts will be treated as part of the Trustee's fees hereunder.

12.5      Certificate, etc., of the Corporation as Evidence
          -------------------------------------------------

          Except as otherwise specifically provided or prescribed by this Indenture, whenever in the administration of the provisions of this Indenture the Trustee shall deem necessary or desirable that the matter be approved or established prior to taking or admitting any action hereunder, the Trustee, if acting in good faith, may rely and act upon a Certificate of the Corporation, Written Order of the Corporation, Written Request of the Corporation or Written Direction of the Corporation.

12.6      Trustee May Deal in Debentures
          ------------------------------

          Subject to section 12.3, the Trustee and its Affiliates may buy, sell, lend upon and deal in the Debentures or other securities of the Corporation, either with the Corporation or otherwise, and generally contract and enter into financial transactions with the Corporation or otherwise, without being liable to account for any profits made thereby.

12.7      Trustee Not Required to Give Security
          -------------------------------------

          The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise in respect of this Indenture.

12.8      Trustee Not to Be Appointed Receiver
          ------------------------------------

          The Trustee and any Person related to the Trustee shall not be appointed a receiver or receiver and manager or liquidator of all or any part of the assets or undertaking of the Corporation.

12.9      Protection of Trustee
          ---------------------

          By way of supplement to the provisions of any law for the time being relating to trustees, it is expressly declared and addressed as follows:

     (a) the Trustee and its directors, officers, employees and agents will at all times be indemnified and saved harmless by the Corporation from and against all claims, demands, losses, actions, causes of action, costs, charges, expenses, damages and liabilities whatsoever arising in connection with this Indenture, including, without limitation, those arising out of or related to actions taken or omitted to be taken by the Trustee contemplated hereby, legal fees and disbursements on a solicitor and client basis, and costs and expenses incurred in connection with the enforcement of this indemnity, which the Trustee may suffer or incur, whether at law or in equity, in any way caused by or arising, directly or indirectly, in respect of any act, deed, matter or thing whatsoever made, done, acquiesced in or omitted in or about or in relation to the execution of its duties as Trustee. The foregoing provisions of this subsection do not apply to the extent that in any circumstances there has been a failure by the Trustee or its employees to act honestly and in good faith or where the Trustee or its employees have acted negligently or in willful disregard of the Trustee's obligations hereunder or shall not have complied with subsection 12.3(a). This indemnity shall survive resignation or removal of the Trustee and the discharge of this Indenture;

     (b) the Trustee shall not be liable for or by reason of any statements of fact or recitals in this Indenture or in the Debentures (except the representation contained in sections 12.2 and 12.13 and in the certificate of the Trustee on the Debentures) or required to verify the same, but all such statements or recitals are and shall be deemed to be made by the Corporation;

     (c) nothing herein contained shall impose any obligation on the Trustee to see to or to require evidence of the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto;

     (d) the Trustee shall not be bound to give notice to any Person of the execution hereof;

     (e) the Trustee shall not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach on the part of the Corporation or any of the covenants herein contained or of any acts of the agents of the Corporation;

     (f) notwithstanding any other provisions of this Indenture, the Trustee shall have no obligation to transfer any Debentures unless provided with such documents as it deems satisfactory, acting reasonably;

     (g) the Trustee shall incur no liability with regard to the delivery or non-delivery of any certificate, whether delivered by hand, mail or other means;

     (h) the Trustee shall disburse moneys according to this Indenture only to the extent that moneys have been deposited with it. The Trustee shall incur no liability for moneys deposited otherwise than with the Trustee; and

     (i) the Trustee shall not be responsible for ensuring that the proceeds of the Debenture issuance are used in the manner contemplated in the (final) prospectus qualifying the distribution of the Debentures under applicable securities laws of the provinces of Canada.

12.10     Investment of Trust Moneys
          --------------------------

          Unless otherwise provided in this Indenture, any moneys held by the Trustee, which under the trusts of this Indenture may or ought to be invested or which may be on deposit with the Trustee or which may be in the hands of the Trustee, shall be invested and reinvested in the name or under the control of the Trustee as directed in writing by the Corporation in Authorized Investments. Pending such investment such moneys may be placed by the Trustee on deposit in a chartered bank in Canada or with its own deposit department. The Trustee shall allow interest at the current rate for similar deposits on moneys remaining on deposit with it and, provided that the Corporation is not in default hereunder, shall credit the Corporation with interest received on moneys deposited with other depositories and on all moneys invested as provided in this section 12.10.

          Any direction by the Corporation to the Trustee as to investment or reinvestment of funds shall be in writing and shall be provided to the Trustee no later than 9:00 a.m. (Toronto time) on the day on which the investment is to be made. Any such direction received after 9:00 a.m. (Toronto time) or received on a non-Business Day, shall be deemed to have been given prior to 9:00 a.m. (Toronto time) the next Business Day.

12.11     Action by Trustee to Protect Interests
          --------------------------------------

          The Trustee shall have the power to institute and maintain all and any such actions, suits or proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Debentureholders.

12.12     Replacement of Trustee
          ----------------------

          The Trustee may resign from the trusts hereunder and thereupon be discharged from all further duties and liabilities hereunder by giving to the Corporation 60 days' notice in writing or such shorter notice as the Corporation may accept as sufficient. The Debentureholders by Extraordinary Resolution shall have power at any time to remove the Trustee and to appoint a new trustee hereunder. In the event of the Trustee resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Corporation shall forthwith appoint a new trustee hereunder unless a new trustee has already been appointed by the Debentureholders; failing such appointment by the Corporation, the retiring trustee hereunder (at the expense of the Corporation) or any Debentureholder may apply to a Judge of the Ontario Superior Court of Justice, on such notice as such Judge may direct, for the appointment of a new trustee hereunder; but any trustee so appointed by the Corporation or by the Court shall be subject to removal as aforesaid by the Debentureholders. Any new trustee hereunder appointed under any provision of this section 12.12 shall be a corporation authorized and qualified to carry on the business of a trust company in the Province of Ontario and every other jurisdiction where such authorization or qualification is necessary to enable it to act as trustee hereunder, shall certify that it will not have any material conflict of interest upon becoming trustee hereunder, and shall accept the trusts herein declared and provided for. On any new appointment, the new trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee.

          Any corporation into which the Trustee may be merged or with which it may be consolidated or amalgamated, or any corporation resulting from any merger, consolidation or amalgamation to which the Trustee shall be a party or any corporation which acquires all or substantially all of the corporate trust business of the Trustee, shall be the successor trustee under this Indenture without the necessity of the execution of any instrument or any further act.

          Upon the written request of the successor trustee or of the Corporation, the Trustee ceasing to act shall, subject to the payment of its outstanding remuneration and expenses, execute and deliver an instrument assigning and transferring to such successor trustee, upon the trusts herein expressed, all the rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver all property and money held by such Trustee to the successor trustee so appointed in its place. Should any deed, conveyance or instrument in writing from the Corporation be required by any new trustee for more fully and certainly vesting in and confirming to it such estates, properties, rights, powers and trusts, then any and all such deeds, conveyances and instruments in writing shall on request of such new trustee be made, executed, acknowledged and delivered by the Corporation.

12.13     Authority to Carry on Business
          ------------------------------

          The Trustee represents to the Corporation that at the date of execution and delivery by it of this Indenture, it is authorized to carry on the business of a trust company in the Province of Ontario but if, notwithstanding the provisions of this section, it ceases to be so authorized to carry on business, the validity and enforceability of this Indenture and the Debentures issued hereunder shall not be affected in any manner whatsoever by reason only of such event but the Trustee shall, within 90 days after ceasing to be authorized to carry on the business of a trust company in the Province of Ontario, either become so authorized or resign in the manner/and with the effect specified in section 12.12.

12.14     Acceptance of Trusts
          --------------------

          The Trustee accepts the trusts in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth and in trust for the various Persons who shall from time to time be Debentureholders, subject to the terms and conditions herein set forth.


                                   ARTICLE 13
                             SUPPLEMENTAL INDENTURES

13.1      Supplemental Indentures
          -----------------------

          From time to time the Trustee may and, when authorized by a resolution of the Directors, the Corporation may and they shall, when required by this Indenture, execute, acknowledge and deliver, by their proper officers, deeds or indentures supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

     (a) adding to the provisions hereof such additional covenants of the Corporation, enforcement provisions and other provisions for the protection of the Debentureholders and/or providing for events of default in addition to those herein specified;

     (b) making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters, or questions arising hereunder, including the making of any modifications in the form of the Debentures which do not affect the substance thereof and which, in the opinion of the Trustee, it may be expedient to make, provided that the Trustee shall be of the opinion that such provisions and modifications will not be materially prejudicial to its interests or those of the Debentureholders;

     (c) evidencing the succession, or successive successions of other corporations to the Corporation and the covenants of and obligations assumed by any such successor in accordance with the provisions of this Indenture;

     (d)  giving effect to any Extraordinary Resolution passed as provided in
Article 10;

     (e) making any modification of any of the provisions of this Indenture or the Debentures which are of a formal, minor or technical nature provided that, in the opinion of the Trustee, the rights of the Trustee and the Debentureholders are in no way materially prejudiced thereby;

     (f) making any additions to, deletions from or alterations of the provisions of this Indenture (including any of the terms and conditions of the Debentures) which, in the opinion of Counsel to the Trustee, are not materially prejudicial to the interests of the Debentureholders and which are necessary or advisable in order to incorporate, reflect or comply with the Indenture Legislation;

     (g) adding to or altering the provisions hereof in respect of the transfer of Debentures, including provision for the exchange of Debentures of different denominations, and making any modification in the form of the Debentures which does not affect the substance thereof and which, in the opinion of the Trustee, is not materially prejudicial to the interests of the Debentureholders;

     (h) correcting or rectifying any ambiguities, defective provisions, errors or omissions herein, provided that, in the opinion of Counsel to the Trustee, the rights of the Trustee and the Debentureholders are in no way materially prejudiced thereby;

     (i) to evidence and provide for the acceptance or appointment hereunder by a successor Trustee pursuant to the requirements of section 12.12; and

     (j) any other purpose not inconsistent with the terms of this Indenture provided that, in the opinion of the Trustee, the rights of the Trustee and of the Debentureholders are in no way materially prejudiced thereby.

          Notwithstanding the foregoing, the Trustee shall not be required to enter into any such deed or indenture which increases its duties or responsibilities or affect its rights hereunder without its consent.


                                   ARTICLE 14
                             STOCK EXCHANGE APPROVAL

14.1      Stock Exchange Approval
          -----------------------

          No amendment to the terms of this Indenture by supplement or otherwise shall be made without the prior written consent of the TSE.


                                   ARTICLE 15
                                   EXECUTION

15.1      Counterparts and Formal Date
          ----------------------------

          This Indenture may be executed in several counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to bear date as of August 30, 2001.

15.2      Language of Indenture
          ---------------------

          The parties hereto have requested that this document be drafted in the English language.

          Les parties ont demande que le present document soit redige en langue anglaise.

          IN WITNESS WHEREOF the parties hereto have caused this Indenture to be duly executed by their duly authorized officers as of the day and year first above written.

                                        CERTICOM CORP.

                                        By: ___________________________________
                                            Authorized Officer

                                        COMPUTERSHARE TRUST
                                        COMPANY OF CANADA


                                        By: ___________________________________
                                            Authorized Officer

                                        By: ___________________________________
                                            Authorized Officer

                                  SCHEDULE "A"
                                  ------------

                               (Form of Debenture)

No._____________                                                   Cdn$ _______



                                 CERTICOM CORP.
                (organized under the laws of the Yukon Territory)



            7.25% SENIOR CONVERTIBLE UNSECURED SUBORDINATED DEBENTURE
            ---------------------------------------------------------
                               DUE AUGUST 30, 2004
                               -------------------

          FOR VALUE RECEIVED, Certicom Corp. (herein referred to as the "Corporation") hereby acknowledges itself indebted and promises to pay to __________________________ the registered holder hereof on the 30th day of August, 2004, or on such earlier date as the principal hereof may become due in accordance with the conditions herein set out and with the provisions of the indenture hereafter mentioned, on presentation and surrender of this Debenture, at Computershare Trust Company of Canada at its principal office in Toronto, Ontario, the principal sum of _________________ Dollars ($___________) in lawful money of Canada and to pay interest from the date hereof on the said principal at the rate of 7.25% per annum calculated semi-annually and not in advance and payable semi-annually on August 30 and February 28, commencing on February 28, 2002, (unless this Debenture shall have been previously called for redemption and payment hereof duly provided for); and should the Corporation at any time make default in payment of any principal or interest, to pay interest on the amount in default at the same rate, in like money and semi-annually on the same dates. As interest on this Debenture becomes due the Corporation shall forward or cause to be forwarded by prepaid ordinary mail to the holder hereof, or in the case of joint holders to one of such joint holders (failing written instructions to the contrary from all such joint holders), at the holder's registered address a cheque for such interest (less any tax required to be deducted) payable to the order of such holder, or in the case of joint holders to all such joint holders (failing written instructions to the contrary from all such joint holders), and negotiable at par at each of the places at which interest upon this Debenture is payable. The forwarding of such cheque shall satisfy and discharge the liability for interest upon this Debenture to the extent of the sum represented thereby (plus the amount of any tax deducted as aforesaid) unless such cheque is not paid on presentation.

          All interest accrued and not paid on a Convertible Note exercised into this Debenture shall be paid in the manner specified herein as if such interest occurred and was payable on this Debenture on the first interest payment date following the exercise of such Convertible Note.

          The holder acknowledges that this Debenture may not be transferred except in compliance with applicable securities laws.

          This Debenture is one of the Debentures designated "7.25% Convertible Unsecured Subordinated Debentures" (herein referred to as the "Debentures") issued and to be issued under a convertible debenture trust indenture (herein referred to as the "Indenture") dated as of August 30, 2001 between the Corporation and Computershare Trust Company of Canada, as Trustee (hereinafter referred to as the "Trustee"). The aggregate principal amount of Debentures which may be issued under the indenture is limited to $13,500,000 in lawful money of Canada, and Debentures to this aggregate principal amount have been authorized for immediate issue. Reference is hereby made to the Indenture and all instruments supplemental thereto for a statement and description of the terms and conditions upon which the Debentures are issued or may be issued and held and of the rights and remedies of the holders of the Debentures and of the Corporation and of the Trustee in respect thereof, all to the same effect as if the provisions of the Indenture and of all instruments supplemental thereto were herein set forth, to all of which the holder of this Debenture by acceptance hereof assents. The Debentures are issuable as fully registered Debentures only in denominations of Cdn $1,000 and integral multiples thereof.

          This Debenture is a direct obligation of the Corporation ranking for payment pari passu with all other Debentures and the Convertible Notes. The Indenture restricts the Corporation from incurring certain additional indebtedness except as permitted in the Indenture.

          This Debenture and all other Debentures now or hereafter under the Indenture shall, subject to the terms of this Indenture, be equally and rateably entitled to the benefit of the Indenture as if all the Debentures had been issued simultaneously.

          All or any part (being $1,000 or an integral multiple thereof) of this Debenture is convertible, at the option of the holder hereof, upon surrender of this Debenture at the principal office of the Trustee in Toronto, Ontario, at any time up to the Time of Expiry into fully paid and non-assessable common shares (herein referred to as the "Common Shares") in the capital of the Corporation (without adjustment for interest accrued hereon or for dividends on Common Shares issuable upon conversion) at a Conversion Price (as defined in the Indenture) of $3.85 per Common Share, being a rate of 259.740 Common Shares for each $1,000 principal amount of Debentures, all subject to the terms and conditions set forth in the Indenture. The Indenture makes provision for the adjustment of the Conversion Price in certain events therein specified and for the giving of notice to Debentureholders of such events.

          The Debentures may be redeemed prior to maturity in whole at any time on or after August 30, 2003 or in part from time to time, at the option of the Corporation, on not more than 60 and not less than 30 days' notice upon payment of the principal amount being repaid plus accrued and unpaid interest thereon to but not including the date fixed for redemption.

          In the event of partial redemption, the holder hereof shall be entitled to receive, without expense to such holder, a new Debenture for the unredeemed part of the principal amount of the Debenture.

          The principal hereof may also become or be declared due before stated maturity on the conditions, in the manner, with the effect and at the times set forth in the Indenture. Upon presentation at the principal office of the Trustee in Toronto, Ontario, subject to the provisions of the Indenture and upon compliance with the reasonable requirements of the Trustee: (1) Debentures of any denomination may be exchanged for Debentures of any other authorized denomination of the same aggregate principal amount; and (2) subject to applicable securities laws, a Debenture may be transferred by the registered holder thereof or his executors, administrators or other legal representatives or his or their attorney duly appointed in writing.

The Corporation, the Trustee, any registrar and any paying agent may deem and treat the person in whose name this Debenture is registered as the absolute owner of this Debenture for the purpose of receiving payment of or on account of the principal hereof and interest due hereon and for all purposes whatsoever and the Corporation, the Trustee, any registrar and any paying agent shall not be affected, to the extent permitted by law, by any notice to the contrary.

          The Indenture contains provisions making binding upon all holders of Debentures outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments in writing signed by the holders of a specified percentage of the principal amount of the Debentures outstanding.

          To the extent the terms and conditions set forth in this Convertible Debenture Certificate conflict with the terms and conditions of the Indenture, the Indenture shall prevail. The Corporation will furnish to the holder of this Convertible Debenture Certificate, upon request and without charge, a copy of the Indenture.

          This Debenture shall not become obligatory for any purpose until it shall have been certified by or on behalf of the Trustee for the time being under the indenture.

          All capitalized terms used herein and not otherwise defined herein shall have the meaning attributed to those terms in the Indenture.

          IN WITNESS WHEREOF Certicom Corp. has caused this Debenture to be signed by its President and Chief Financial Officer as of August 30, 2001.

                                      CERTICOM CORP.

                                      Per:______________________________________
                                           President

                                      Per:______________________________________
                                           Chief Financial Officer

                          FORM OF TRUSTEE'S CERTIFICATE
                          -----------------------------

                              Trustee's Certificate
                              ---------------------

This Debenture is one of the 7.25% Senior Convertible Unsecured Subordinated Debentures referred to in the Indenture within mentioned.

                                           COMPUTERSHARE TRUST COMPANY OF
                                           CANADA, Trustee



                                           Per:________________________________

                                   EXHIBIT "A"
                                   -----------

                                CONVERSION NOTICE
                                -----------------

The undersigned holder of the within Debenture, hereby subscribes for ______________ Common Shares of Certicom Corp. (the "Corporation") in conversion of $_____________of the principal amount and $__________ accrued and unpaid interest at a conversion price of $3.85 per Common Share in accordance with the conversion referred to in Article IV of the Indenture according to the conditions thereof.

ALL SHARE CERTIFICATES ISSUED PRIOR TO AUGUST 30, 2002 , UNLESS A RECEIPT FROM THE SECURITIES REGULATORY AUTHORITY OF THE PROVINCE IN WHICH THE HOLDER RESIDES FOR A (FINAL) PROSPECTUS QUALIFYING THE DEBENTURES UPON CONVERSION OF THE CONVERTIBLE NOTES IS ISSUED PRIOR THERETO, MUST HAVE IMPRINTED ON THEIR FACE THE
FOLLOWING:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE; HOWEVER, THE SAID SECURITIES CAN NOT BE TRADED THROUGH THE FACILITIES OF SUCH EXCHANGE SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT `GOOD DELIVERY' IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE."

DATED at ____________________________,this _____ day of_____________, _____.



                                         _______________________________________
                                               Name of Debenture Holder

                                         _______________________________________
                                                 Authorized Signatory

Registration Instructions:               Delivery Instructions:

_____________________________________    _______________________________________
 Name                                     Account reference, if applicable

_____________________________________    _______________________________________
 Account reference, if applicable         Contact Name

_____________________________________    _______________________________________
 Address                                  Address

                                         _______________________________________
                                          (Telephone Number)

                                   EXHIBIT "B"
                                   -----------

                    POWER OF ATTORNEY TO TRANSFER DEBENTURES
                    ----------------------------------------

     WHEREAS the undersigned is the registered owner of Cdn $ principal amount of 7.25% Senior Convertible Unsecured Subordinated Debentures ("Debentures") of CERTICOM CORP. (the "Corporation") which are issued pursuant to a convertible debenture trust indenture dated as of August 30, 2001, between Computershare Trust Company of Canada and the Corporation;

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
                            (Name of transferee)

________________________________________________________________________________
                                  (Address)

     the Debentures


________________________________________________________________________________
    (Description of Security - include principal amount, rate and maturity of
                                  Debentures)

standing in the name of the undersigned on the books of the Company all my right, title and interest in and to the said Debentures AND HEREBY IRREVOCABLY CONSTITUTES and APPOINTS Computershare Trust Company of Canada the Attorney of the undersigned to transfer the Debentures with full power of substitution in the premises.

DATED at ________________________ on _____________________________.





SIGNED in the presence of:

______________________________________     _____________________________________
 (Witness)                                 (name-of~transferor)

SIGNATURE OF TRANSFEROR GUARANTEED BY:


                                           _____________________________________
                                                Name of Debenture Holder

                                           _____________________________________
                                                   Authorized Signatory

Registration Instructions:                  Delivery Instructions:

______________________________________     _____________________________________
 Name                                       Account reference, if applicable

______________________________________     _____________________________________

_______________________________________    _____________________________________
 Account reference, if applicable           Contact Name

_______________________________________    _____________________________________
 Address                                    Address

                                           _____________________________________
                                            (Telephone Number)


SIGNATURE GUARANTEE
-------------------

THE SIGNATURE(S) MUST BE GUARANTEED BYA SCHEDULE "A" MAJOR CHARTERED BANK/TRUST COMPANY, OR A MEMBER OFAN ACCEPTABLE MEDALLION SIGNATURE GUARANTEE PROGRAM. THE GUARANTOR MUST AFFIX A STAMP BEARING THE ACTUAL WORDS "SIGNATURE GUARANTEED".

* PLEASE NOTE - SIGNATURE GUARANTEES ARE NOT ACCEPTED FROM TREASURY BRANCHES OR CREDIT UNIONS UNLESS THEY ARE MEMBERS OF THE STAMP MEDALLION PROGRAM